                                    [Logo]

                                 ANNUAL REPORT

                                OCTOBER 31, 1995

               [ ] WARBURG PINCUS CAPITAL APPRECIATION FUND

               [ ] WARBURG PINCUS EMERGING GROWTH FUND

               [ ] WARBURG PINCUS INTERNATIONAL EQUITY FUND

               [ ] WARBURG PINCUS JAPAN OTC FUND

               [ ] WARBURG PINCUS EMERGING MARKETS FUND

               [ ] WARBURG PINCUS POST-VENTURE CAPITAL FUND

Prospectuses containing more complete information, including management fees and expenses and, where applicable, the special considerations and risks associated with international investing, may be obtained by calling 1-800-257-5614 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030. Investors should read the prospectus carefully before investing.

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WARBURG PINCUS CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of Warburg Pincus Capital Appreciation Fund (the 'Fund') is long-term capital appreciation. The Fund invests primarily in a diversified selection of medium-size domestic companies deemed to have above-average earnings growth prospects or where significant fundamental changes are taking place that augur well for improved earnings.

     The Fund rose 24.05% for the 12 months ended October 31, 1995, vs. a gain of 26.36% in the S&P 500 Index, an increase of 23.98% in the Lipper Growth Fund Index and an advance of 21.24% in the S&P MidCap 400 Index.

    The Fund's performance during the period was driven by the broad market's strength and by particularly solid gains across our most heavily weighted areas--technology, financial services, health care and global media/entertainment. The performance of the technology sector, in particular, as a whole was extremely strong over the past 12 months, and a number of our holdings within the category generated exceptional returns. We remain bullish on technology issues, and believe that the stocks held in the portfolio have above-average prospects.

     Financial stocks represent a significant portion of the portfolio, and these also contributed positively to the Fund's performance during the fiscal year. These issues have benefited from a favorable interest-rate environment and a sweeping trend toward consolidation within the industry, particularly the banking sector. We expect consolidation to continue within the banking industry, and hold a number of excellent banks that may stand to gain from this trend, either as acquirers or as takeover targets.

     Healthcare is another area of emphasis in the Fund. Within the sector, we have chosen to concentrate most heavily on drug and pharmaceutical companies, which have been among the market's better performers in 1995. These companies have taken major steps toward increasing their profitability in recent years, through both consolidation and work-force reductions, and hence have thrived despite difficulty in raising prices domestically. We believe that the specific names held in the portfolio have outstanding potential. They are at the forefront of new-product development and are well-positioned to capitalize on the growing overseas demand for healthcare-related products. This demand should be particularly strong in emerging nations, which stand to devote increasing amounts of resources toward maintaining and improving the health of their citizens as their economies develop.

     We are similarly positive on the prospects of our media and entertainment holdings, which include Walt Disney, a company we consider to be the premier entertainment business in the world. Disney's proposed union with Capital Cities/ABC highlights the rapid growth in consolidation within the entertainment industry. This trend has been favorably received by the stock market, and a number of companies in the portfolio have seen their share prices pushed sharply higher as a result.

     Looking ahead, we remain positive on the market's prospects. Data on inflation suggest that bond yields will remain low and possibly fall further, boosting equity valuations. At the same time, corporate profits should remain strong, even in the face of a slowdown in revenue growth, underpinned by the cost-cutting and productivity-enhancing efforts corporate America has made over the past several years. We believe that the Fund is well-positioned to take advantage of these twin forces.

George U. Wyper                          Susan L. Black
Co-Portfolio Manager                     Co-Portfolio Manager

2
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WARBURG PINCUS CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

     GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS CAPITAL
           APPRECIATION FUND SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothethical investment of $10,000 in Common Shares of Warburg Pincus Capital Appreciation Fund (the 'Fund') from August 17, 1987 (inception) to October 31, 1995, assuming the reinvestment of dividends and capital gains at net asset value, compared to the S&P 500* for the same time period.

                              [PERFORMANCE GRAPH]

                                                            Average Annual
                                                             Total Returns
                                                              for periods
                           Fund                             ending 10/31/95
                      (Common Shares)       S&P 500         (Common Shares)
                      ---------------       -------         ---------------
 8/17/87..............  $10,000.0          $10,000.0             1 year
10/31/87..............    7,740.0            7,678.0             24.05%
10/31/88..............    9,622.0            8,817.0
10/31/89..............   12,068.0           11,133.0             5 year
10/31/90..............   10,848.0           10,305.0             16.53%
10/31/91..............   13,711.0           13,746.0
10/31/92..............   15,136.0           15,110.0         Since Inception
10/31/93..............   18,495.0           17,363.0            (08/17/87)
10/31/94..............   18,801.0           18,026.0             10.86%
10/31/95..............   23,322.0           22,778.0

                                                                               FUND
                                                                              ------

1 Year Total Return (9/30/94-9/30/95)......................................    25.23%
5 Year Average Annual Total Return (9/30/90-9/30/95).......................    15.84%
Average Annual Total Return Since Inception (8/17/87-9/30/95)..............    10.95%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

------------
* The S&P 500 is an unmanaged index, composed of approximately 500 common stocks, most of which are listed on the New York Stock Exchange, and has no defined investment objective.

                                                                               3
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WARBURG PINCUS EMERGING GROWTH FUND
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of Warburg Pincus Emerging Growth Fund (the 'Fund') is maximum capital appreciation. The Fund targets small and medium-size U.S. companies that have successfully completed the start-up phase, show positive earnings momentum and are deemed to have the potential to achieve significant capital gains within a relatively short period of time.

     For the 12 months ended October 31, 1995, the Fund gained 33.91%, vs. gains of 23.58% in the Lipper Small Company Growth Fund Index, 18.33% in the Russell 2000 Index and 26.36% in the S&P 500 Index.

     The Fund's strong returns over the period are attributable to timely stock selection, particularly in our more heavily weighted areas. Our technology position, which represents a diversified mix of companies spanning a number of industries, performed extremely well. The emphasis on these stocks is not a short-term sector bet, but rather a direct result of our research process, which seeks companies possessing a catalyst or dynamic of change (e.g., new management, a new product or distribution channel, etc.) that should tend to result in accelerated earnings growth. A considerable number of such companies are involved in technology and related areas, hence their significant weighting in the portfolio. Top performers for the Fund during the reporting period included Maxim Integrated Products, Synopsys and System Software Associates.

     Another area of emphasis in the Fund is healthcare. Healthcare in the U.S. is fraught with inefficiencies, and that fact, coupled with an aging population, presents a wide window of opportunity for companies nimble and innovative enough to provide solutions to these problems. We see vast potential, in particular, for companies able to bring technological applications to the healthcare industry, and we hold the stocks of a number of promising companies in this area. We are also bullish on the prospects of selected pharmaceutical companies (e.g., Gilead Sciences), which should continue to show strong earnings growth despite the likelihood of healthcare and welfare reform.

     A third area of concentration in the portfolio is companies involved in the communications industry--i.e., those benefiting from the marriage of telecommunications to computer technology. This includes firms that manufacture and service computer hardware and software, telephones and telephone equipment, as well as those involved in broadcasting, publishing, and music and entertainment. Our holdings in these areas proved rewarding investments over the past 12 months, in particular our holdings of Glenayre Technologies and Paging Network.

     Looking ahead, we think the outlook remains favorable for the small-capitalization market as a whole. We believe that small-cap stocks, in aggregate, are less than midway through a multiyear cycle of outperformance relative to larger-company stocks, and that the potential exists for further, substantial gains over the next several years. Set within this context, we will continue to strive to identify those stocks that have the best prospects for above-average returns.

Elizabeth B. Dater                       Stephen J. Lurito
Co-Portfolio Manager                     Co-Portfolio Manager

4
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WARBURG PINCUS EMERGING GROWTH FUND
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS EMERGING GROWTH
                  FUND SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Emerging Growth Fund (the 'Fund') from January 21, 1988 (inception) to October 31, 1995, assuming the reinvestment of dividends and capital gains at net asset value, compared to the S&P 500* and Lipper Small Company Growth Fund Index ('Lipper Small Co.')** for the same time period.


                              [PERFORMANCE GRAPH]

                                                              Average Annual
                                                              Total Returns
                                                               for periods
                    Fund                        Lipper       ending 10/31/95
               (Common Shares)     S&P 500     Small Co.     (Common Shares)
               ---------------     -------     ---------     ---------------
 1/21/88.......  $10,000.0       $10,000.0    $10,000.0           1 year
10/31/88.......   11,245.0        11,145.0     11,607.0           33.91%
10/31/89.......   13,967.0        14,073.0     14,025.0
10/31/90.......   11,606.0        13,026.0     10,896.0           5 year
10/31/91.......   18,289.0        17,376.0     17,004.0           25.15%
10/31/92.......   20,094.0        19,100.0     18,196.0
10/31/93.......   26,581.0        21,948.0     23,564.0      Since Inception
10/31/94.......   26,624.0        22,786.0     24,056.0         (01/21/88)
10/31/95.......   35,653.0        28,793.0     29,729.0           17.74%



                                                                               FUND
                                                                               -----

1 Year Total Return (9/30/94-9/30/95).......................................   41.54%
5 Year Average Annual Total Return (9/30/90-9/30/95)........................   25.15%
Average Annual Total Return Since Inception (1/21/88-9/30/95)...............   18.44%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

------------
* The S&P 500 is an unmanaged index, composed of approximately 500 common stocks, most of which are listed on the New York Stock Exchange, and has no defined investment objective.

** The Lipper Small Company Growth Fund Index is a net asset value weighted index of the 30 largest small company growth funds that is compiled by Lipper Analytical Services, Inc. It is unmanaged with no defined investment objective.

                                                                               5
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WARBURG PINCUS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of Warburg Pincus International Equity Fund (the 'Fund') is long-term capital appreciation. The Fund aims to tap into the strong growth potential of today's world stock markets by investing primarily in companies whose principal business activities and interests are outside the United States.

     For the 12 months ended October 31, 1995, the Fund fell 2.55%, vs. losses of 0.61% in the Lipper International Fund Index and 0.37% in the Morgan Stanley Europe, Australia and Far East ('EAFE') Index. Exposure to emerging markets (the Lipper Emerging Markets Fund Index fell 18.35% during the period) accounted for much of the Fund's underperformance. Shareholders should note, though, that while the Fund's performance lagged that of the EAFE Index for the fiscal year, its long-term record is superior. From its inception on May 2, 1989, through October 31, 1995, the Fund generated an average annual return of 12.77%, compared to 3.15% for the EAFE Index. Also noteworthy is the fact that the Fund managed to outperform its benchmark with a lower level of volatility.

     After a disappointing first half of its fiscal year, the Fund showed a considerable improvement in performance in the second half, aided greatly by a sharp rebound in its Japanese holdings (27.6% of the portfolio through October). Particularly strong gains were recorded by the Fund's Japanese technology issues. We believe that these stocks still hold considerable upside potential, and that most of the broader Japanese market remains significantly undervalued based on traditional long-term measures of value (e.g., price relative to book value, sales and cash flow).

     Other Asian countries we remain positive on are South Korea and Taiwan, two emerging markets that have suffered in 1995. Taiwan has seen its stock market lose roughly a third of its value since the year began, the result of ongoing political tensions with China. This has created particularly attractive values in Taiwan's market, and we have used the opportunity to increase our Taiwanese stake, adding to positions in well-managed companies in the shipping and industrial sectors. In general, we feel that emerging markets have been oversold, given their outstanding long-term attractions.

     The Fund's European holdings contributed positively to its performance over the trailing 12 months, supported by falling interest rates. By country, the Fund's largest weightings as of October 31 were in the United Kingdom and France (7.2% and 5.9%, respectively, of the portfolio). Our British holdings were strong performers during the period. French issues generated less impressive results, hampered by concerns regarding fiscal policies of the Chirac administration and doubts about the country's ability to meet the criteria for European economic and monetary union in 1999. But we remain positive on the outlook for the French companies held in the portfolio, believing they are strong, well-managed businesses.

Richard H. King
Portfolio Manager

6
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WARBURG PINCUS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS INTERNATIONAL
               EQUITY FUND SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus International Equity Fund (the 'Fund') from May 2, 1989 (inception) to October 31, 1995, assuming the reinvestment of dividends and capital gains at net asset value, compared to the Morgan Stanley Europe, Australia and Far East Index ('EAFE')* for the same time period.

                              [PERFORMANCE GRAPH]

                                                            Average Annual
                                                             Total Returns
                                                              for periods
                           Fund                             ending 10/31/95
                      (Common Shares)        EAFE           (Common Shares)
                      ---------------       -------         ---------------
 5/2/89..............  $10,000.0          $10,000.0             1 year
10/31/89..............  11,350.0           10,029.0             -2.55%
10/31/90..............  12,022.0            8,744.0
10/31/91..............  14,356.0            9,352.0             5 year
10/31/92..............  13,145.0            8,116.0             12.68%
10/31/93..............  18,492.0           11,156.0
10/31/94..............  22,417.0           12,283.0         Since Inception
10/31/95..............  21,891.0           12,237.0           (05/02/89)
                                                                12.77%

                                                                               FUND
                                                                              ------

1 Year Total Return (9/30/94-9/30/95)......................................     0.01%
5 Year Average Annual Total Return (9/30/90-9/30/95).......................    14.72%
Average Annual Total Return Since Inception (5/02/89-9/30/95)..............    13.33%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

------------
*  EAFE  is  an  unmanaged  index  of  international  equities  with  no defined
   investment  objective   that   is   compiled  by   Morgan   Stanley   Capital
   International.

                                                                               7
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WARBURG PINCUS JAPAN OTC FUND
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of Warburg Pincus Japan OTC Fund (the 'Fund') is long-term capital appreciation. The Fund invests primarily in securities traded on the Japanese over-the-counter (OTC) market. At all times, except during temporary defensive periods, the Fund maintains at least 65% of its assets in these OTC securities.

     For the 12 months ended October 31, 1995, the Fund lost 7.72%, vs. a 15.58% decline in the yen-denominated JASDAQ Index. In dollar terms, the JASDAQ Index lost 19.93%.

     Though the Japanese market finished the period with a net loss, its rebound in recent months is encouraging. For example, the six-month total return of the Fund (4/30/95-10/31/95) is 15.80%. We believe that there are additional, significant grounds for optimism regarding Japan, and that the stock market's rally reflects a secular change under way in the Japanese economy, one that will provide excellent opportunities for smaller companies.

     There are several reasons for optimism. First, the yen's reversal suggests that Japanese finance officials are finally committed to taking the necessary steps to reverse the country's protracted economic slide. Recent money-supply data confirm the liquidity growth that we first suspected earlier this year, while the Bank of Japan's increasing willingness to discuss the country's troubled banking system is also encouraging and likely foreshadows a taxpayer-financed bailout of the financial sector. This will have a significant impact on the economy and the broad stock market.

     Second, there is a strong earnings recovery taking place in the manufacturing sector. The strongest growth in earnings is occurring in the electronics area, especially among semiconductor- and personal-computer-related companies, which are well-represented in the OTC market. Many other basic industries (e.g., paper and petrochemicals) are seeing good earnings growth as well, the result of aggressive restructuring efforts and strategic mergers.

     Third, on a longer-term basis, opportunities continue to appear for companies nimble enough to take advantage of inefficiencies within the Japanese economy. Though deregulation of Japan's overregulated economy is likely to remain slow, the rapidly expanding OTC market is presenting an increasing range of smaller companies that benefit from these changes.

     Our primary areas of focus in the portfolio currently are in personal-computer-related and consumption-related companies (e.g., retailers), which we believe have the best prospects over the coming months. We are also looking at opportunities in the housing sector, which stands to benefit from the current low level of interest rates and the reconstruction efforts necessitated by the Kobe earthquake.

Shuhei Abe                               Nicholas P.W. Horsley
Co-Portfolio Manager                     Co-Portfolio Manager

8
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
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WARBURG PINCUS JAPAN OTC FUND
--------------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS JAPAN OTC FUND
                     SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothethical investment of $10,000 in Common Shares of Warburg Pincus Japan OTC Fund (the 'Fund') from September 30, 1994 (inception) to October 31, 1995, assuming the reinvestment of dividends and capital gains at net assets value, compared to the JASDAQ* for the same time period.


                              [PERFORMANCE GRAPH]

                                                              Average Annual
                                                              Total Returns
                                                               for periods
                    Fund                                     ending 10/31/95
               (Common Shares)    JASDAQI***    JASDAQ**      (Common Shares)
               ---------------    ----------   ---------     ---------------
 9/30/94.......  $10,000.0        $10,000.0    $10,000.0          6 months
10/31/94.......    9,850.0          9,698.0      9,901.0           15.80%
10/31/95.......    9,090.0          8,187.0      7,931.0
                                                                   1 year
                                                                  -7.72%

                                                             Since Inception
                                                                 (09/30/94)
                                                                  -8.40%

                                                                                 FUND
                                                                               ---------

1 Year Total Return (9/30/94 - 9/30/95).....................................   -9.20%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost. Without waivers or reimbursements of Fund expenses, average annual total returns for the 1 year period ending 9/30/95 and the 1 year and since inception periods ending 10/31/95, respectively, would have been -9.60%,
 -8.02% and  -8.77%.

------------
  * The JASDAQ Over-The-Counter Composite Index is an unmanaged index comprised of stocks traded over-the-counter in Japan.

 ** Stated in Yen

*** Stated in U.S. dollars

  + Non-annualized

                                                                               9
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WARBURG PINCUS EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of Warburg Pincus Emerging Markets Fund (the 'Fund') is growth of capital. The Fund is a non-diversified management investment company that invests primarily in equity securities of companies in emerging markets around the world.

     Total return since inception through October 31, 1995 (the Fund was launched December 30, 1994), was 13.33%, vs. a loss of -7.49% in the Lipper Emerging Markets Fund Index.

     The Fund's outperformance of its benchmark index resulted from good stock selection and a relatively large cash position in the first few months following its inception. In addition, the Fund's focus on Asian stocks due to their good fundamental values and sound economies meant that it avoided many of the problems in Latin America following the Mexican peso devaluation in December 1994.

     Currently, we are finding many compelling values in emerging markets, particularly in Asia. By region, our largest concentration among Asian markets is in Northeast Asia, principally Taiwan and South Korea (12.2% and 15.0% of the portfolio, respectively, as of October 31, 1995). Though Taiwan's market has fallen sharply in 1995 due to political tensions with China, we have viewed the situation as a buying opportunity, since we believe investors' concerns are largely overdone and that the long-term argument for investing in Taiwan remains strong. We are similarly bullish on South Korea, and hold the stocks of excellent companies in the banking, technology and industrial sectors.

     Other large Asian weightings in the portfolio include China/Hong Kong (13.9%) and Indonesia (10.4%), where we have found undemanding valuations in relation to prospective growth. The portfolio remains underweighted in Latin America, since we are finding better values and less economic uncertainty elsewhere. Among Latin American markets, our heaviest weighting is in Argentina, which represented 7.8% of the portfolio at the end of the reporting period.

Richard H. King                          Nicholas P.W. Horsley
Co-Portfolio Manager                     Co-Portfolio Manager

10
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WARBURG PINCUS EMERGING MARKETS FUND
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS EMERGING MARKETS
                FUND SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothethical investment of $10,000 in Common Shares of Warburg Pincus Emerging Markets Fund (the 'Fund') from December 30, 1994 (inception) to October 31, 1995, assuming the reinvestment of dividends and capital gains at net assets value, compared to the Lipper Emerging Markets Fund Index* for the same time period.

                              [PERFORMANCE GRAPH]

                                                            Average Annual
                                                             Total Returns
                                                              for periods
                           Fund                             ending 10/31/95
                      (Common Shares)       Lipper          (Common Shares)
                      ---------------       ------          ---------------
10/30/94..............  $10,000.0          $10,000.0         Since Inception
10/31/95..............   11,333.0            9,435.0            (12/30/94)
                                                                 13.33%+


                                                                                         FUND
                                                                                         -----
Total Return Since Inception (12/30/94-9/30/95).......................................   18.45%+

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost. Without waivers or reimbursements of Fund expenses, aggregate total return since inception for the periods ending 9/30/95 and 10/31/95, respectively, would have been 12.70% and 8.10%.

------------
  * The Lipper Emerging Markets Funds Index contains Funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where 'Emerging Markets' is defined by a country's GNP per capita or other economic measures.

  + Non-annualized

                                                                              11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS POST-VENTURE CAPITAL FUND
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of Warburg Pincus Post-Venture Capital Fund (the 'Fund') is long-term growth of capital. The Fund pursues its objective by investing primarily in equity securities of companies deemed to be in their post-venture-capital stage.

     From the Fund's inception on September 29, 1995, through October 31, 1995, it gained 6.90%*. Its total net assets were $3,025,429.

     We are quite optimistic about the Fund's prospects. A major study assessing the impact of venture-capital financing on firms' performance** concluded that venture-backed companies generate superior results relative to those that lacked such backing. According to the study, venture-backed firms create innovative products and services. Relative to Fortune 500 companies, they create jobs at a faster pace, spend more on research and development, and create sales-especially export sales-at a faster rate. Our own considerable experience researching and evaluating the performance of venture-backed companies yields similarly favorable conclusions.

     We believe that the Fund's focus on such companies offers a unique and attractive opportunity to aggressive investors.

Elizabeth B. Dater                       Stephen J. Lurito
Co-Portfolio Manager                     Co-Portfolio Manager

 * Non-annualized. This figure represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

** Fifth  Annual Economic  Impact  of Venture  Capital  Study,  National Venture
   Capital Association/Coopers & Lybrand L.L.P. (U.S.A.), 1995.

12
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS
October 31, 1995
------------------------------------------------------------------------------



                                                                            SHARES      VALUE
                                                                           ---------  ---------
COMMON STOCK (95.5%)

BASIC INDUSTRIES

Aerospace & Defense (2.4%)
 Loral Corp.                                                                 120,000  $ 3,555,000
 Sundstrand Corp.                                                             40,000    2,450,000
                                                                                      -----------
                                                                                        6,005,000
                                                                                      -----------
Agriculture (0.8%)
 First Mississippi Corp.                                                     100,000    2,050,000
                                                                                      -----------

Chemicals (3.4%)
 Avery Dennison Corp.                                                         90,000    4,027,500
 Hercules, Inc.                                                               80,000    4,270,000
                                                                                      -----------
                                                                                        8,297,500
                                                                                      -----------
Conglomerates (2.0%)
 Thermo Electron Corp. +                                                     104,400    4,802,400
                                                                                      -----------

CAPITAL GOODS

Capital Equipment (2.0%)
 American Standard Companies +                                               116,000    3,103,000
 Federal-Mogul Corp.                                                         105,000    1,876,875
                                                                                      -----------
                                                                                        4,979,875
                                                                                      -----------
Computers (5.1%)
 Checkfree Corp. +                                                            15,000      316,875
 Compaq Computer Corp. +                                                      50,000    2,787,500
 Informix Corp. +                                                             42,500    1,237,812
 Logic Works, Inc.                                                             5,000       76,250
 Parametric Technology Corp. +                                                70,000    4,681,250
 Synopsys, Inc. +                                                             96,200    3,607,500
                                                                                      -----------
                                                                                       12,707,187
                                                                                      -----------
Distribution (5.3%)
 Alco Standard Corp. +                                                        60,000    5,310,000
 Anixter International Corp. +                                               160,000    3,060,000
 Rykoff-Sexton, Inc.                                                         205,900    4,632,750
                                                                                      -----------
                                                                                       13,002,750
                                                                                      -----------
Electronics (6.7%)
 Cabletron Systems, Inc. +                                                    60,000    4,717,500
 Linear Technology Corp.                                                     160,200    7,008,750
 Pixtech, Inc. +                                                              25,500      251,812
 Xilinx, Inc. +                                                              100,200    4,609,200
                                                                                      -----------
                                                                                       16,587,262
                                                                                      -----------
CONSUMER

Business Services (5.7%)
 Equifax, Inc.                                                               126,900    4,949,100
 First Data Corp.                                                             60,000    3,967,500
 Manpower, Inc. +                                                             70,000    1,898,750
 Olsten Corp.                                                                 80,000    3,080,000



              See Accompanying Notes to Financial Statements.
                                                                            13
------------------------------------------------------------------------------

------------------------------------------------------------------------------
WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
------------------------------------------------------------------------------


                                                                            SHARES       VALUE
                                                                           ---------   ---------
COMMON STOCK (CONT'D)
 Union Corp.                                                                  10,000  $   161,250
                                                                                      -----------
                                                                                       14,056,600
                                                                                      -----------
Consumer Non-Durables (7.8%)
 Luxottica Group SPA Sponsored ADR                                            20,000      975,000
 Nine West Group, Inc. +                                                      83,500    3,715,750
 Reebok International, Ltd.                                                  140,000    4,760,000
 Scott Paper Co.                                                             186,600    9,936,450
                                                                                      -----------
                                                                                       19,387,200
                                                                                      -----------
Food, Beverage & Tobacco (0.8%)
 Whitman Corp.                                                               100,000    2,125,000
                                                                                      -----------

Healthcare (10.2%)
 Becton Dickinson & Co.                                                       45,000    2,925,000
 Caremark International, Inc.                                                169,900    3,504,187
 Health Management Associates, Inc. Class A +                                180,000    3,870,000
 Mallinckrodt Group, Inc.                                                    100,000    3,475,000
 McKesson Corp.                                                               75,000    3,581,250
 Pacificare Health Systems, Inc. Class B +                                    45,000    3,273,750
 St. Jude Medical, Inc.                                                       83,000    4,419,750
                                                                                      -----------
                                                                                       25,048,937
                                                                                      -----------
Leisure & Entertainment (1.7%)
 Disney (Walt) Co.                                                            73,500    4,235,438
                                                                                      -----------

Retail (2.0%)
 CUC International, Inc. +                                                   142,500    4,934,063
                                                                                      -----------

ENERGY AND RELATED

Energy (1.6%)
 Ensco International, Inc. +                                                 100,000    1,687,500
 Union Pacific Resources Group                                               100,000    2,275,000
                                                                                      -----------
                                                                                        3,962,500
                                                                                      -----------

Oil Services (0.4%)
 Input/Output, Inc.                                                           28,300    1,057,712
                                                                                      -----------

FINANCE

Banks & Savings & Loans (14.7%)
 California Federal Bank                                                     100,000    1,475,000
 Citicorp                                                                    140,000    9,082,500
 Compass Bancshares, Inc.                                                    109,600    3,397,600
 CoreStates Financial Corp.                                                  100,000    3,637,500
 Greenpoint Financial Corp.                                                  124,800    3,369,600
 Long Island Bancorp, Inc.                                                    50,000    1,143,750
 Mercantile Bancorp                                                           75,000    3,300,000
 TCF Financial Corp.                                                          22,600    1,327,750
 UJB Financial Corp.                                                         100,000    3,187,500
 Wells Fargo & Co.                                                            30,000    6,303,750
                                                                                      -----------
                                                                                       36,224,950
                                                                                      -----------



              See Accompanying Notes to Financial Statements.
14
------------------------------------------------------------------------------

------------------------------------------------------------------------------
WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
------------------------------------------------------------------------------


                                                                            SHARES      VALUE
                                                                           ---------  ---------
COMMON STOCK (CONT'D)
Financial Services (7.7%)
 ALLmerica Financial Corp.                                                    40,900  $  1,027,612
 Federal Home Loan Mortgage Corp.                                             40,000     2,770,000
 Household International, Inc.                                                55,000     3,093,750
 Leucadia National Corp.                                                      80,700     4,448,588
 Prudential Reinsurance Holdings                                             100,200     2,041,575
 Transport Holdings Class A                                                   30,550     1,199,088
 Travelers Group, Inc.                                                        87,700     4,428,850
                                                                                      ------------
                                                                                        19,009,463
                                                                                      ------------
MEDIA

Communications & Media (7.3%)
 Evergreen Media Corp. Class A +                                              49,000     1,335,250
 Gannett, Inc.                                                                50,000     2,718,750
 Gaylord Entertainment Co., Class A                                          100,000     2,575,000
 Infinity Broadcast Corp. +                                                   91,800     2,983,500
 News Corp. Ltd. ADR                                                          35,000       695,625
 Telecommunications Inc., Liberty Media Group A                               90,000     2,216,250
 Viacom, Inc. Class B +                                                      110,000     5,500,000
                                                                                      ------------
                                                                                        18,024,375
                                                                                      ------------
Publishing (2.1%)
 Harcourt General Inc.                                                        75,000     2,971,875
 Wiley, (John) & Sons, Inc. Class A                                           73,600     2,189,600
                                                                                      ------------
                                                                                         5,161,475
                                                                                      ------------
Telecommunications & Equipment (5.8%)
 Picturetel Corp. +                                                           85,000     5,610,000
 Qualcomm Inc. +                                                              70,000     2,695,000
 Tel-Save Holdings, Inc. +                                                    25,000       346,875
 Tellabs, Inc. +                                                              85,000     2,890,000
 Vodafone Group PLC ADR                                                       70,700     2,889,863
                                                                                      ------------
                                                                                        14,431,738
                                                                                      ------------
TOTAL COMMON STOCK (Cost $193,683,742)                                                 236,091,425
                                                                                      ------------
PREFERRED STOCK (0.3%)
Communications & Media
 News Corp. ADR (Cost $990,500)                                               50,000       912,500
                                                                                      ------------
                                                                              PAR
                                                                           ---------

SHORT-TERM INVESTMENTS (4.2%)
 Repurchase agreement with State Street Bank & Trust Co. dated
 10/31/95 at 5.83% to be repurchased at $10,355,677 on 11/01/95.
 (Collateralized by $10,445,000 U.S. Treasury Note at 6.875%,            $10,354,000    10,354,000
 due 10/31/96, with a market value of $10,575,563.) (Cost $10,354,000)                ------------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $205,028,242*)                               247,357,925
LIABILITIES IN EXCESS OF OTHER ASSETS                                                      (52,060)
                                                                                      ------------
NET ASSETS (100.0%) (applicable to 14,382,203 Common Shares and
 712,812 Advisor Shares)                                                              $247,305,865
                                                                                      ------------
                                                                                      ------------
NET ASSET VALUE, offering and redemption price per Common Share
 ($235,712,242[div]14,382,203)                                                              $16.39
                                                                                            ------
                                                                                            ------
NET ASSET VALUE, offering and redemption price per Advisor Share
 ($11,593,623[div]712,812)                                                                  $16.26
                                                                                            ------
                                                                                            ------

+ Non-income producing security.
* Cost for Federal income tax purposes is $205,163,763.


              See Accompanying Notes to Financial Statements.

                                                                             15
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                                                                                             SHARES         VALUE
                                                                                            ---------    ------------
COMMON STOCK (93.2%)

BASIC INDUSTRIES

Environmental Services (0.9%)
  Sanifill, Inc. +                                                                            196,000    $  6,174,000
                                                                                                         ------------

Industrial Mfg. & Processing (0.2%)
  Stratasys, Inc. + #                                                                         107,140       1,499,960
                                                                                                         ------------

Real Estate (1.0%)
  NHP, Inc. +                                                                                 462,000       6,583,500
                                                                                                         ------------

CAPITAL GOODS

Capital Equipment (2.1%)
  Applied Power Inc. Class A                                                                  264,800       8,043,300
  Roper Industries, Inc.                                                                      162,500       5,890,625
                                                                                                         ------------
                                                                                                           13,933,925
                                                                                                         ------------

Computers (16.1%)
  Auspex Systems, Inc. +                                                                      421,500       5,953,687
  Cognex Corp. +                                                                              269,000      16,072,750
  Continuum, Inc. +                                                                           250,500       9,863,437
  Davidson & Associates, Inc. +                                                               208,000       7,384,000
  Filenet Corp. +                                                                             193,400       8,775,525
  Hyperion Software Corp. +                                                                   120,800       5,949,400
  Network General Corp. +                                                                     211,000       8,756,500
  Platinum Technology, Inc. +                                                                 608,000      11,096,000
  Shared Medical Systems Corp.                                                                202,000       7,802,250
  Synopsys, Inc. +                                                                            377,000      14,137,500
  System Software Associates, Inc.                                                            308,500       9,524,938
                                                                                                         ------------
                                                                                                          105,315,987
                                                                                                         ------------
Electronics (9.9%)
  Burr-Brown Corp. +                                                                          194,800       6,331,000
  Glenayre Technologies, Inc. +                                                               217,875      13,998,469
  Idex Corp.                                                                                  131,000       4,945,250
  Maxim Integrated Products, Inc. +                                                           290,600      21,722,350
  Methode Electronics Inc. Class A                                                            277,000       6,371,000
  National Instruments Corp. +                                                                330,700       6,200,625
  Watkins-Johnson Co.                                                                         110,500       5,317,812
                                                                                                         ------------
                                                                                                           64,886,506
                                                                                                         ------------

Office Equipment & Supplies (3.2%)
  NuKote Holdings, Inc. Class A +                                                             315,000       6,536,250
  Viking Office Products, Inc. +                                                              317,100      14,110,950
                                                                                                         ------------
                                                                                                           20,647,200
                                                                                                         ------------

              See Accompanying Notes to Financial Statements.

16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                             SHARES         VALUE
                                                                                            ---------    ------------
COMMON STOCK (CONT'D)
CONSUMER

Business Services (10.7%)
  American Management Systems, Inc. +                                                         281,700    $  8,134,088
  Catalina Marketing Corp. +                                                                  155,000       7,827,500
  Checkpoint Systems, Inc. +                                                                  252,000       7,276,500
  Copart Inc. +                                                                               255,000       5,801,250
  Fritz Companies, Inc. +                                                                     140,000       4,900,000
  GMIS, Inc. +                                                                                225,000       2,587,500
  Norrell Corp.                                                                               215,100       6,641,212
  On Assignment, Inc. +                                                                       185,500       5,008,500
  QuickResponse Services, Inc. +                                                              292,200       7,305,000
  Solectron Corp. +                                                                           355,700      14,316,925
                                                                                                         ------------
                                                                                                           69,798,475
                                                                                                         ------------

Consumer Durables (1.2%)
  Superior Industries International, Inc.                                                     288,500       8,114,062
                                                                                                         ------------

Consumer Non-Durables (2.5%)
  Nature's Sunshine Products, Inc.                                                            251,500       6,224,625
  Nutramax Products, Inc. +                                                                   430,100       3,655,850
  Westpoint Stevens, Inc.                                                                     301,000       6,358,625
                                                                                                         ------------
                                                                                                           16,239,100
                                                                                                         ------------

Consumer Services (2.0%)
  DEVRY, Inc. +                                                                               279,400       6,216,650
  ITT Educational Services, Inc. +                                                            285,200       6,702,200
                                                                                                         ------------
                                                                                                           12,918,850
                                                                                                         ------------

Healthcare (5.4%)
  EMCare Holdings, Inc. +                                                                     286,000       6,578,000
  Healthcare Compare Corp.                                                                    147,200       5,446,400
  Healthsource, Inc.                                                                          132,800       7,038,400
  Incontrol, Inc. +                                                                           210,000       3,675,000
  Quorum Health Group, Inc. +                                                                 275,500       5,906,031
  Thermotrex Corp. +                                                                          187,500       6,726,562
                                                                                                         ------------
                                                                                                           35,370,393
                                                                                                         ------------
Lodging & Restaurants (2.3%)
  Doubletree Corp. +                                                                          382,000       8,404,000
  Renaissance Hotel Group NV                                                                  357,000       6,961,500
                                                                                                         ------------
                                                                                                           15,365,500
                                                                                                         ------------
Pharmaceuticals (5.1%)
  Alpharma, Inc. Class A                                                                      313,200       7,516,800
  Gilead Sciences, Inc. +                                                                     482,300       9,404,850
  Medeva PLC ADR                                                                              522,700       8,951,238
  Ostex International, Inc. +                                                                 285,000       5,700,000
  Somatix Therapy Corp. +                                                                     351,440       1,713,271
                                                                                                         ------------
                                                                                                           33,286,159
                                                                                                         ------------

              See Accompanying Notes to Financial Statements.

                                                                              17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                             SHARES         VALUE
                                                                                            ---------    ------------
COMMON STOCK (CONT'D)
Retail (5.0%)
  Borders Group, Inc. +                                                                       522,000    $  8,939,250
  Micro Warehouse, Inc. +                                                                     141,000       6,274,500
  Neostar Retail Group, Inc. +                                                                375,600       5,727,900
  PETsMART, Inc. +                                                                            345,400      11,570,900
                                                                                                         ------------
                                                                                                           32,512,550
                                                                                                         ------------
ENERGY AND RELATED

Energy (2.8%)
  Barrett Resources Corp. +                                                                   296,400       6,891,300
  Brown (Tom) Inc. +                                                                          413,000       4,594,625
  Texas Meridian Resources Corp. +                                                            607,500       6,606,562
                                                                                                         ------------
                                                                                                           18,092,487
                                                                                                         ------------
Oil Services (4.4%)
  Input/Output, Inc. +                                                                        361,000      13,492,375
  Nabors Industries, Inc. +                                                                   686,000       5,916,750
  Petroleum Geo Services ADR                                                                  487,800       9,451,125
                                                                                                         ------------
                                                                                                           28,860,250
                                                                                                         ------------
FINANCE

Banks & Savings & Loans (2.9%)
  Banco Latinoamericano de Exportaciones, SA                                                  150,300       6,275,025
  Cullen Frost Bankers, Inc.                                                                  134,000       6,834,000
  Great Financial Corp.                                                                       285,000       5,842,500
                                                                                                         ------------
                                                                                                           18,951,525
                                                                                                         ------------
Financial Services (5.0%)
  Olympic Financial Ltd. +                                                                    257,900       4,706,675
  Transactions Systems Architects, Inc. Class A +                                             149,800       3,894,800
  T. Rowe Price Associates, Inc.                                                              121,500       6,044,625
  United Companies Financial Corp.                                                            388,600      10,977,950
  Vesta Insurance Group, Inc.                                                                 175,000       7,065,625
                                                                                                         ------------
                                                                                                           32,689,675
                                                                                                         ------------
MEDIA

Communications & Media (3.0%)
  Central European Media Enterprises Ltd. Class A +                                           379,000       8,717,000
  Harte-Hanks Communications, Inc.                                                            161,900       4,897,475
  Infinity Broadcasting Corp. Class A +                                                       178,725       5,808,562
                                                                                                         ------------
                                                                                                           19,423,037
                                                                                                         ------------
Publishing (1.9%)
  Scholastic Corp. +                                                                          151,200       9,336,600
  Wiley (John) & Sons, Inc. Class A                                                           106,600       3,171,350
                                                                                                         ------------
                                                                                                           12,507,950
                                                                                                         ------------
Telecommunications & Equipment (4.8%)
  Allen Group, Inc.                                                                           240,400       5,889,800
  International Cabletel, Inc. +                                                              258,933       6,861,725
  Mobile Telecommunications Technologies Corp. +                                              244,500       6,937,688

              See Accompanying Notes to Financial Statements.

18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                             SHARES         VALUE
                                                                                            ---------    ------------
COMMON STOCK (CONT'D)
  Paging Network, Inc. +                                                                      509,800    $ 11,725,400
                                                                                                         ------------
                                                                                                           31,414,613
                                                                                                         ------------
Transportation (0.7%)
  Mark VII Inc. +                                                                             274,500       4,906,688
                                                                                                         ------------

Miscellaneous (0.1%)

  Wellington Underwriting PLC ADR +                                                            47,229         749,997
                                                                                                         ------------

TOTAL COMMON STOCK (Cost $474,817,659)                                                                    610,242,389
                                                                                                         ------------

PREFERRED STOCK (0.5%)

Pharmaceuticals (0.2%)
  Somatix Therapy Corp. Series A-1 Convertible +                                               60,000       1,500,000
                                                                                                         ------------

Miscellaneous (0.3%)
  Opal Concepts Inc. Series B + #                                                               2,000       2,000,000
                                                                                                         ------------

TOTAL PREFERRED STOCK (Cost $3,500,000)                                                                     3,500,000
                                                                                                         ------------

WARRANTS

Indutrial Mfg. & Processing
  Stratasys, Inc. 01/31/96 + #                                                                 10,714               0
  Stratasys, Inc. 11/03/98 + #                                                                 21,428               0
                                                                                                         ------------
                                                                                                                    0
                                                                                                         ------------
Pharmaceuticals
  Somatix Therapy Corp. 06/28/98 +                                                            210,000               0
                                                                                                         ------------

TOTAL WARRANTS                                                                                                      0
                                                                                                         ------------

                                                                                              PAR
                                                                                          -----------
SHORT-TERM INVESTMENTS (6.3%)

  Repurchase agreement with State Street Bank & Trust Co., dated 10/31/95 at 5.83% to be repurchased at $41,317,690 on 11/01/95. (Collateralized by
  $41,670,000 U.S. Treasury Note at 6.875%, due 10/31/96, with a market value
  of $42,190,875.) (Cost $41,311,000)                                                     $41,311,000      41,311,000
                                                                                                         ------------

TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $519,628,659*)                                                  655,053,389

LIABILITIES IN EXCESS OF OTHER ASSETS                                                                        (290,778)
                                                                                                         ------------

NET ASSETS (100.0%) (applicable to 16,268,485 Common Shares and 5,691,991 Advisor
  Shares)                                                                                                $654,762,611
                                                                                                         ------------
                                                                                                         ------------

NET ASSET VALUE, offering and redemption price per Common Share
  ($487,537,367 [div] 16,268,485)                                                                              $29.97
                                                                                                               ------
                                                                                                               ------

NET ASSET VALUE, offering and redemption price per Advisor Share
  ($167,225,244 [div] 5,691,991)                                                                               $29.38
                                                                                                               ------
                                                                                                               ------


+ Non-income producing security.

# Restricted security.

* Cost For Federal income tax purposes is $519,825,282.

              See Accompanying Notes to Financial Statements.

                                                                              19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
COMMON STOCK (90.1%)

Argentina (3.0%)
  Banco de Galicia & Buenos Aires SA                                                         365,989    $    1,729,544
  Banco de Galicia & Buenos Aires SA ADR                                                     118,520         2,266,695
  Banco Frances del Rio de la Plata SA                                                       510,100         3,712,882
  Banco Frances del Rio de la Plata SA ADR                                                   684,800        14,980,000
  Capex SA GDR +                                                                             499,000         6,050,375
  Telefonica de Argentina SA ADR                                                             791,000        16,413,250
  YPF SA ADR                                                                               1,553,500        26,603,687
                                                                                                        --------------
                                                                                                            71,756,433
                                                                                                        --------------
Australia (2.9%)
  BTR Nylex Ltd.                                                                           5,305,519        14,423,345
  Niugini Mining Ltd.                                                                      1,385,000         2,879,270
  Pasminco Ltd.                                                                            7,766,600         8,575,686
  Reinsurance Australia Corp., Ltd.                                                        9,523,400        18,130,173
  Woodside Petroleum Ltd.                                                                  5,175,800        24,791,227
                                                                                                        --------------
                                                                                                            68,799,701
                                                                                                        --------------
Austria (3.2%)
  Boehler-Uddeholm AG +                                                                      327,200        23,071,583
  Maculan Holding AG Vorzuege                                                                 71,360         1,340,837
  V.A. Technologie AG                                                                        456,374        52,926,291
                                                                                                        --------------
                                                                                                            77,338,711
                                                                                                        --------------
Brazil (0.4%)
  Panamerican Beverages, Inc. Class A                                                        366,000        10,019,250
                                                                                                        --------------

Denmark (0.9%)
  International Service System A/S Class B                                                 1,025,110        21,025,972
                                                                                                        --------------

Finland (1.8%)
  Metra Oy Class A                                                                               300            13,155
  Metra Oy Class B                                                                           139,750         6,062,049
  Metsa-Serla Class B                                                                        658,650        24,533,618
  Valmet Corp. Class A                                                                       442,200        12,301,286
                                                                                                        --------------
                                                                                                            42,910,108
                                                                                                        --------------
France (5.9%)
  Bouygues SA                                                                                312,722        33,316,009
  Cetelem                                                                                     66,885        10,688,445
  Fives-Lille (Compagnie De)                                                                  84,060         6,802,643
  Lagardere Groupe                                                                         1,501,475        28,085,365
  Scor SA                                                                                    555,419        16,590,881
  Total Cie Franc Des Petroles Class B                                                       693,650        42,946,329
  Total Petroles SA ADR                                                                       47,743         1,474,064
                                                                                                        --------------
                                                                                                           139,903,736
                                                                                                        --------------

              See Accompanying Notes to Financial Statements.

20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
COMMON STOCK (CONT'D)
Germany (2.5%)
  Deutsche Bank AG                                                                           694,500    $   31,352,730
  SGL Carbon AG +                                                                            432,040        28,350,128
                                                                                                        --------------
                                                                                                            59,702,858
                                                                                                        --------------
Hong Kong (3.2%)
  Citic Pacific Ltd.                                                                       2,127,000         6,644,124
  HSBC Holdings PLC                                                                        1,976,869        28,766,267
  HSBC Holdings PLC (UK)                                                                     195,074         2,901,055
  Jardine Matheson Holdings Ltd. ADR                                                       4,819,900        29,401,390
  Jilin Chemical Industrial Co. Ltd. ADR +                                                   473,800         9,772,124
                                                                                                        --------------
                                                                                                            77,484,960
                                                                                                        --------------
India (2.1%)
  Hindalco Industries Ltd. GDR                                                               783,950        25,086,400
  Reliance Industries Ltd. GDS                                                             1,292,500        20,188,850
  The India Fund, Inc.                                                                       655,900         5,493,162
                                                                                                        --------------
                                                                                                            50,768,412
                                                                                                        --------------
Indonesia (1.6%)
  P.T. Bank International Indonesia                                                        1,887,500         6,619,155
  P.T. Dynaplast Ltd.                                                                      1,709,700         1,508,337
  P.T. Mulia Industrindo                                                                   2,944,000         8,700,838
  P.T. Semen Gresik                                                                        3,948,500        10,276,202
  P.T. Tri Polyta Indonesia ADR +                                                            675,700        10,473,350
                                                                                                        --------------
                                                                                                            37,577,882
                                                                                                        --------------
Israel (1.5%)
  Ampal-American Israel Corp. Class A +                                                    1,374,000         7,728,750
  ECI Telecommunications Limited Designs                                                   1,453,500        27,616,500
                                                                                                        --------------
                                                                                                            35,345,250
                                                                                                        --------------
Japan (25.8%)
  Canon Inc.                                                                               2,452,000        41,982,194
  Canon Inc. ADR                                                                              98,040         8,357,910
  Daimaru Inc.                                                                               368,000         2,340,280
  DDI Corp.                                                                                    3,675        29,807,015
  East Japan Railway Co.                                                                       2,884        13,628,529
  Fujitsu Ltd.                                                                             2,801,000        33,433,324
  Hitachi Ltd.                                                                             4,096,250        42,080,643
  Kao Corp.                                                                                      500             6,066
  Keyence Corp.                                                                               75,600         9,319,636
  Kirin Beverage Corp.                                                                       124,000         1,880,442
  Kyocera Corp.                                                                              268,000        21,972,801
  Murata Mfg. Co., Ltd.                                                                      301,310        10,583,142
  NEC Corp.                                                                                2,084,000        27,525,682
  Nikon Corp.                                                                              2,670,000        38,139,125
  Nippon Communication Systems Corp.                                                       1,436,700        15,180,863

              See Accompanying Notes to Financial Statements.

                                                                              21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
COMMON STOCK (CONT'D)
  Nippon Telegraph & Telephone Corp.                                                           6,339    $   52,036,716
  NTT Data Communications Systems Co.                                                          1,807        45,258,977
  Orix Corp.                                                                                 521,700        18,375,110
  Rohm Co.                                                                                   385,000        23,391,547
  Shin-Etsu Chemical Co., Ltd.                                                               751,400        15,364,700
  Sony Corp.                                                                                 566,300        25,486,547
  Sony Corp. ADR                                                                             113,500         5,192,625
  TDK Corp.                                                                                  892,000        45,991,977
  Toho Co., Ltd.                                                                             130,240        18,349,046
  Tokyo Electron Ltd.                                                                        835,000        36,272,380
  Tsuchiya Home Co.                                                                          297,620         4,222,180
  Uny Co., Ltd.                                                                              825,500        14,214,656
  York-Benimaru Co., Ltd.                                                                    505,900        16,036,748
                                                                                                        --------------
                                                                                                           616,430,861
                                                                                                        --------------
Malaysia (0.3%)
  Westmont BHD                                                                             1,732,000         5,999,449
                                                                                                        --------------

Mexico (0.5%)
  Gruma SA +                                                                               4,094,000        12,075,000
                                                                                                        --------------

New Zealand (5.9%)
  Brierley Investments Ltd.                                                               42,195,904        32,842,254
  Fletcher Challenge Ltd.                                                                  8,846,687        23,399,452
  Fletcher Forestry                                                                       15,589,223        21,490,742
  Lion Nathan Ltd.                                                                        13,821,300        31,360,861
  Sky City Ltd.                                                                              965,885        20,068,579
  Wrightson Ltd.                                                                          14,548,459        11,707,320
                                                                                                        --------------
                                                                                                           140,869,208
                                                                                                        --------------
Norway (1.8%)
  Norsk Hydro AS ADR                                                                       1,096,022        43,840,880
                                                                                                        --------------

Pakistan (0.4%)
  Pakistan Telecommunications Corp. +                                                          1,430           139,594
  Pakistan Telecommunications Corp. GDR +                                                     93,200         8,900,600
                                                                                                        --------------
                                                                                                             9,040,194
                                                                                                        --------------
Singapore (1.5%)
  DBS Land Ltd.                                                                            3,866,000        11,440,623
  Development Bank of Singapore Ltd.                                                       1,123,250        12,882,584
  Development Bank of Singapore Ltd. ADR                                                      79,500         3,657,000
  IPC Corp., Ltd.                                                                         10,568,000         7,219,908
                                                                                                        --------------
                                                                                                            35,200,115
                                                                                                        --------------
South Korea (4.8%)
  Daewoo Electronics Co., Ltd. +                                                             871,120        11,613,415

               See Accompanying Notes to Financial Statements.

22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
COMMON STOCK (CONT'D)
  Daewoo Electronics Co., Ltd. New +                                                           3,290    $       41,926
  Hana Bank                                                                                  455,740         9,911,794
  Hanil Bank                                                                               1,943,692        25,241,829
  Korea Europe Fund Ltd.                                                                       1,210         5,596,250
  Korea Long Term Credit Bank                                                                251,095         8,123,256
  Mando Machinery Corp. +                                                                     29,000         1,923,984
  Samsung Electronics Co., Ltd.                                                              134,710        30,171,096
  Samsung Electronics Co., Ltd. GDR                                                           28,932         1,909,512
  Samsung Electronics Co., Ltd. GDR New                                                          248            29,760
  Samsung Electronics Co., Ltd. New                                                            6,821         1,532,251
  Samsung Electronics Co., Ltd. Second Series                                                  2,470           543,329
  Samsung Heavy Industries Co., Ltd.                                                         500,703        15,248,177
                                                                                                        --------------
                                                                                                           111,886,579
                                                                                                        --------------
Spain (3.5%)
  Banco de Santander                                                                         144,866         6,321,771
  Banco de Santander ADR                                                                   1,172,200        50,551,125
  Repsol SA ADR                                                                              928,700        27,512,738
                                                                                                        --------------
                                                                                                            84,385,634
                                                                                                        --------------
Sweden (2.6%)
  Asea AB Series B                                                                           251,500        24,828,555
  Astra AB Series B                                                                        1,066,500        38,578,405
                                                                                                        --------------
                                                                                                            63,406,960
                                                                                                        --------------
Switzerland (2.4%)
  BBC Brown Boveri AG                                                                         39,008        45,247,081
  Danzas Holding AG                                                                           12,824        11,294,698
                                                                                                        --------------
                                                                                                            56,541,779
                                                                                                        --------------
Taiwan (3.3%)
  China Steel Corp. +                                                                     12,873,000        10,161,012
  Evergreen Marine Corp. Ltd.                                                              4,782,800         7,178,188
  Grand Pacific Fund                                                                       2,872,000           713,078
  Kwang Hua Growth Fund                                                                    6,346,000         2,198,818
  Taiwan Semiconductor Mfg. Co. +                                                          5,338,000        16,616,342
  Ton Yi Industrial Corp. +                                                                9,785,000        12,981,397
  Tuntex Distinct Corp. +                                                                 15,377,242         9,744,333
  Tuntex Distinct Corp. GDS +                                                                654,510         4,090,688
  Yang Ming Marine Transport Corp.                                                        13,302,000        14,640,334
                                                                                                        --------------
                                                                                                            78,324,190
                                                                                                        --------------
Thailand (1.2%)
  Industrial Finance Corp. of Thailand                                                     7,467,400        24,554,026
  Thai Military Bank Ltd.                                                                    908,300         3,583,966
                                                                                                        --------------
                                                                                                            28,137,992
                                                                                                        --------------

              See Accompanying Notes to Financial Statements.

                                                                              23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
COMMON STOCK (CONT'D)
United Kingdom (7.1%)
  AAF Industries PLC +                                                                       847,750    $      348,344
  British Air Authority PLC                                                                3,426,533        26,643,240
  BTR PLC                                                                                  1,969,931        10,460,617
  Cookson Group PLC                                                                        3,138,000        14,530,735
  Govett & Co., Ltd.                                                                       3,005,000        11,540,318
  Grand Metropolitan PLC                                                                   3,064,000        21,209,474
  Grand Metropolitan PLC ADR                                                                 123,000         3,382,500
  Prudential Corp. PLC                                                                     4,063,800        25,432,821
  Reckitt & Coleman PLC                                                                    2,058,429        21,893,640
  Singer & Friedlander Group PLC                                                           9,093,000        15,232,812
  Takare PLC                                                                               5,657,400        18,328,958
  Trio Holdings PLC                                                                        7,868,850         1,492,312
                                                                                                        --------------
                                                                                                           170,495,771
                                                                                                        --------------
Zimbabwe
  Delta Corp., Ltd.                                                                          530,000           835,620
                                                                                                        --------------

TOTAL COMMON STOCK (Cost $2,058,122,790)                                                                 2,150,103,505
                                                                                                        --------------
PREFERRED STOCK (0.7%)
Austria (0.1%)
  Maculan Holdings AG Vorzuege                                                               113,775         2,068,845
                                                                                                        --------------
South Korea (0.5%)
  Mando Machinery Corp. +                                                                    110,000         4,021,592
  Samsung Electronics Co., Ltd.                                                               48,040         5,962,586
  Samsung Electronics Co., Ltd. New                                                            9,507         1,162,237
                                                                                                        --------------
                                                                                                            11,146,415
                                                                                                        --------------
United Kingdom (0.1%)
  Singer & Friedlander Group PLC 8.5% Convertible                                          1,435,737         2,938,405
                                                                                                        --------------

TOTAL PREFERRED STOCK (Cost $20,093,486)                                                                    16,153,665
                                                                                                        --------------
STOCK WARRANTS (0.2%)

Australia
  Niugini Mining Ltd., 12/08/95 +                                                            346,250           184,569
                                                                                                        --------------
Hong Kong
  Jardine Strategic Holdings Ltd., 05/02/98 +                                              2,115,400           560,581
                                                                                                        --------------
Israel
  Ampal-American Israel Corp. Class A, 01/31/99 +                                            455,000           184,844
                                                                                                        --------------
Japan
  Bandai Industries, 11/04/97 +                                                                2,936         2,862,600
                                                                                                        --------------

               See Accompanying Notes to Financial Statements.

24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
STOCK WARRANTS (CONT'D)
Switzerland
  Danzas Holding AG, 08/02/96 +                                                                9,050    $        3,587
                                                                                                        --------------

TOTAL STOCK WARRANTS (Cost $5,829,846)                                                                       3,796,181
                                                                                                        --------------

                                                                                          CONTRACTS
                                                                                          ----------
CALL OPTIONS (0.5%)

Japan
  Topix Index, 03/08/96, (Strike price $1,251.24) +                                           20,426         3,622,143
  Topix Index, 03/08/96, (Strike price $1,261.12) +                                           21,024         3,554,948
  Topix Index, 03/08/96, (Strike price $1,349.00) +                                            9,152           943,480
  Topix Index, 05/10/96, (Strike price $1,323.64) +                                           20,842         2,486,451
  Topix Index, 06/14/96, (Strike price $1,275.00) +                                           11,519         1,910,541
                                                                                                        --------------
                                                                                                            12,517,563
                                                                                                        --------------
Mexico
  Mexican Inmex, 03/29/96, (Strike price $56.60) +                                           249,080             4,982
                                                                                                        --------------

Switzerland
  Danzas Holding AG, 08/22/96, (Strike price 12.50 Sfr) +                                      1,000             3,963
                                                                                                        --------------

TOTAL CALL OPTIONS (Cost $10,439,121)                                                                       12,526,508
                                                                                                        --------------

                                                                                           PAR =
                                                                                       -------------
CONVERTIBLE BONDS/NOTES (2.3%)

Argentina (0.3%)
  Banco de Galicia & Buenos Aires SA 7.00%, 08/01/02                                 $     7,648,000         6,156,640
                                                                                                        --------------

Australia (0.3%)
  BTR Nylex Ltd. 9.00%, 11/30/49                                                    (A)   57,300,000         6,518,912
                                                                                                        --------------

India (0.2%)
  Reliance Industries Ltd. 3.50%, 11/03/99                                           $     3,850,000         3,936,625
                                                                                                        --------------

Japan (1.1%)
  Matsushita Electric Works Ltd. 2.70%, 05/31/02                                    (B)2,465,000,000        27,541,630
                                                                                                        --------------

New Zealand
  Brierley Investments Ltd. 9.00%, 06/30/98                                         (C)    1,314,875           936,675
                                                                                                        --------------

Taiwan (0.4%)
  Yang Ming Marine Transport Corp. 2.00%, 10/06/01                                   $     8,429,000         8,997,958
                                                                                                        --------------

TOTAL CONVERTIBLE BONDS/NOTES (Cost $53,163,859)                                                            54,088,440
                                                                                                        --------------

               See Accompanying Notes to Financial Statements.

                                                                              25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            PAR             VALUE
                                                                                       -------------    --------------
SHORT-TERM INVESTMENTS (3.2%)

    Repurchase agreement with State Street Bank & Trust dated 10/31/95 at 5.83%
    to be repurchased at $77,068,479 on 11/01/95. (Collateralized by $50,000,000
    U.S. Treasury Note 6.875%, due 10/31/96 and $27,625,000 U.S. Treasury Note
    6.00%, due 8/31/97. Market value of collateral is $78,664,375.)(cost $77,056,000)  $  77,056,000    $   77,056,000
                                                                                                        --------------
TOTAL INVESTMENTS AT VALUE (97.0%) (Cost $2,224,705,102*)                                                2,313,724,299

OTHER ASSETS IN EXCESS OF LIABILITIES (3.0%)                                                                72,219,548
                                                                                                        --------------

NET ASSETS (100.0%) (applicable to 107,177,463 Common Shares and 16,584,820 Advisor
  Shares)                                                                                               $2,385,943,847
                                                                                                        --------------
                                                                                                        --------------
NET ASSET VALUE, offering and redemption price per Common Share
  ($2,068,207,597[div]107,177,463)                                                                              $19.30
                                                                                                                ------
                                                                                                                ------
NET ASSET VALUE, offering and redemption price per Advisor Share
  ($317,736,250[div]16,584,820)                                                                                 $19.16
                                                                                                                ------
                                                                                                                ------

                            INVESTMENT ABBREVIATIONS

                       ADR = American Depository Receipt
                       GDR = Global Depository Receipt
                       GDS = Global Depository Share

+   Non-income producing security.
*   Cost for Federal income tax purposes is $2,225,158,852.
=   Unless otherwise indicated below, all bonds are denominated in U.S. Dollars

(A) Denominated in Australian Dollars.

(B) Denominated in Japanese Yen.

(C) Denominated in New Zealand Dollars.

              See Accompanying Notes to Financial Statements.

26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                                                                             SHARES         VALUE
                                                                                           ----------    ------------
COMMON STOCK (91.9%)

Agriculture (0.6%)
  Kaneko Seeds Co.                                                                            100,000    $  1,027,297
                                                                                                         ------------

Automobile (0.9%)
  Aucnet Inc.                                                                                  30,000       1,584,972
                                                                                                         ------------

Automotive Parts-Equipment (0.2%)
  Harada Industry Co., Ltd.                                                                    16,000         328,735
                                                                                                         ------------

Broadcasting (0.7%)
  Horipro Inc.                                                                                 87,000       1,293,807
                                                                                                         ------------

Building Materials (0.6%)
  Furusato Industries                                                                         131,000       1,095,832
                                                                                                         ------------

Clinical Examination (0.8%)
  Kanto Biomedical Laboratory                                                                 100,000       1,311,026
                                                                                                         ------------

Computers (10.5%)
  Daiwabo Information System Co.                                                               50,000       1,433,324
  I.O. Data Device Inc.                                                                       160,000      11,427,453
  Melco Inc.                                                                                  100,000       5,469,132
                                                                                                         ------------
                                                                                                           18,329,909
                                                                                                         ------------
Construction (2.6%)
  Kawasho Lease System Corp.                                                                  117,200       1,559,456
  Onoken Co., Ltd.                                                                             44,000       1,003,033
  Sacos Corp.                                                                                  60,000       1,344,291
  Yamazaki Construction Co., Ltd.                                                              40,000         563,546
  Yokogawa Construction Co., Ltd.                                                               9,000         110,068
                                                                                                         ------------
                                                                                                            4,580,394
                                                                                                         ------------
Electronics (13.7%)
  Ado Electronic Industrial Co., Ltd.                                                         108,000       2,430,291
  Advantest Corp.                                                                              30,000       1,702,377
  Apic Yamada Corp.                                                                           100,000       4,402,700
  Easton Co., Ltd.                                                                             90,000       3,786,322
  Katsuragawa Electric Co., Ltd.                                                              123,000       2,033,754
  New Japan Radio Co., Ltd. +                                                                 160,000       2,285,491
  Satori Electric Co., Ltd.                                                                    40,000       1,858,918
  USC Corp.                                                                                    25,000         802,270
  Yaesu Musen Co., Ltd.                                                                        58,000         618,530
  Yamaichi Electronics Mfg.                                                                   135,000       4,094,511
                                                                                                         ------------
                                                                                                           24,015,164
                                                                                                         ------------
Engineering & Construction (1.6%)
  Sawako Corp.                                                                                100,000       2,788,377
                                                                                                         ------------

              See Accompanying Notes to Financial Statements.

                                                                              27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                             SHARES         VALUE
                                                                                           ----------    ------------
COMMON STOCK (CONT'D)
Foods (1.2%)
  Warabeya Nichiyo Co., Ltd.                                                                   41,000    $    613,736
  Yoshinoya D&C Co., Ltd.                                                                          92       1,458,174
                                                                                                         ------------
                                                                                                            2,071,910
                                                                                                         ------------
Food Processing (2.5%)
  Ariake Japan Co., Ltd.                                                                       50,000       1,687,702
  Sato Foods Industries Co. Ltd.                                                               64,000       1,076,998
  Taiyo Kagaku Co., Ltd.                                                                      130,000       1,577,145
                                                                                                         ------------
                                                                                                            4,341,845
                                                                                                         ------------
Healthcare (2.1%)
  Nichii Gakkan Co.                                                                            83,000       3,621,759
                                                                                                         ------------

Home Appliances (5.3%)
  Yamada Denki Co., Ltd.                                                                      433,000       9,362,391
                                                                                                         ------------

Home Furnishings/Housewares (0.9%)
  Hikari Furniture Co., Ltd.                                                                   39,000         476,959
  Sekichu Co., Ltd.                                                                           105,000       1,119,753
                                                                                                         ------------
                                                                                                            1,596,712
                                                                                                         ------------
Lodging (0.1%)
  Royal Hotel                                                                                  26,000         178,065
                                                                                                         ------------

Machinery (Electric) (1.3%)
  Nissei ASB Machine Co., Ltd. +                                                              113,000       1,470,404
  Sato Corp.                                                                                   42,000         862,929
                                                                                                         ------------
                                                                                                            2,333,333
                                                                                                         ------------
Manufacturing (18.6%)
  Disco Corp.                                                                                 152,000       5,725,467
  Fujimi Inc.                                                                                 100,000       6,868,213
  Kadoya Sesame Mills Inc.                                                                     72,000         915,762
  Maki Manufacturing Co., Ltd.                                                                 50,000         860,973
  Nakakita Seisakusho Co., Ltd.                                                                60,000         299,384
  Nippon Steel Semiconductor Co. +                                                                150       5,870,267
  Nitta Industrial Corp.                                                                      392,000       6,481,558
  Tokyo Electron Ltd.                                                                          50,000       2,171,999
  Tokyo Seimitsu Co., Ltd.                                                                    175,000       3,424,322
                                                                                                         ------------
                                                                                                           32,617,945
                                                                                                         ------------
Pharmaceuticals (3.8%)
  Fuji Pharmaceutical Co., Ltd. +                                                             140,000       2,328,539
  Sawai Pharmaceutical Co., Ltd. +                                                             50,000       1,707,269
  Seikagaku Corp.                                                                             100,000       2,573,134
                                                                                                         ------------
                                                                                                            6,608,942
                                                                                                         ------------

              See Accompanying Notes to Financial Statements.

28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                             SHARES         VALUE
                                                                                           ----------    ------------
COMMON STOCK (CONT'D)
Retail (18.5%)
  Aoyama Trading Co., Ltd                                                                     100,000    $  2,700,323
  Circle K Japan Co., Ltd +                                                                   190,000       7,249,780
  Fast Retailing Co., Ltd                                                                      60,000       2,929,263
  Homac Corp.                                                                                  16,000         286,469
  Home Wide Corp.                                                                             226,000       2,675,472
  Kuroganeya Co., Ltd.                                                                        201,000       3,048,136
  Laox Co.                                                                                     80,000       1,737,599
  Ryohin Keikaku Co., Ltd.                                                                    110,000       7,232,169
  Seven-Eleven Japan                                                                           40,000       2,669,015
  Sundrug Co., Ltd.                                                                            50,000       1,917,621
                                                                                                         ------------
                                                                                                           32,445,847
                                                                                                         ------------
Retail Merchandising (1.2%)
  Jeans Mate Corp.                                                                             15,000         484,297
  Kraft Inc.                                                                                   44,000         774,875
  Right On Co., Ltd.                                                                           48,000         915,762
                                                                                                         ------------
                                                                                                            2,174,934
                                                                                                         ------------
Shipbuilding (1.6%)
  Namura Shipbuilding                                                                         250,000       1,394,188
  Sanoyas Hishino Meisho Corp.                                                                300,000       1,467,567
                                                                                                         ------------
                                                                                                            2,861,755
                                                                                                         ------------
Wholesale Distribution (2.6%)
  Hakuto Co., Ltd.                                                                            100,000       2,582,918
  Petrolub International Co.                                                                   63,000       1,090,989
  Toyo Corp.                                                                                   50,000         552,784
  Yonkyu Co., Ltd.                                                                              9,000         233,343
                                                                                                         ------------
                                                                                                            4,460,034
                                                                                                         ------------
TOTAL COMMON STOCK (Cost $161,928,196)                                                                    161,030,985
                                                                                                         ------------
CORPORATE BONDS (0.3%)                                                                        PAR
                                                                                           ----------
Switzerland
  Ralse Co., Ltd. 1.00% 08/31/98 (Convertible; callable 2/29/96 @ 102 Sfr)
    (Cost $416,917)                                                                           500,000         418,355
                                                                                                         ------------
UNITED STATES TREASURY OBLIGATIONS (4.6%)
  U.S. Treasury Bill 4.90%, due 11/02/95
    (Cost $7,998,911)                                                                      $8,000,000       7,998,911
                                                                                                         ------------
SHORT-TERM INVESTMENTS (3.2%)
  Repurchase agreement with State Street Bank & Trust Co. dated 10/31/95 at 5.83%
  to be repurchased at $5,772,935 on 11/1/95 (Collateralized by $5,630,000 U.S.
  Treasury Note 7.25% due 11/30/96 with a market value of $5,892,116)
    (Cost $5,772,000)                                                                       5,772,000       5,772,000
                                                                                                         ------------
TOTAL INVESTMENTS (100.0%) (Cost $176,116,024*)                                                          $175,220,251

+ Non-income producing security.
* Also cost for Federal income tax purposes.

              See Accompanying Notes to Financial Statements.
                                                                              29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                                                                                SHARES       VALUE
                                                                                                -------    ----------
COMMON STOCK (88.6%)

Argentina (6.5%)
  Banco Frances del Rio de la Plata SA ADR                                                        4,500    $   98,438
  Telefonica de Argentina SA ADR                                                                  9,200       190,900
  YPF SA ADR                                                                                      7,800       133,575
                                                                                                           ----------
                                                                                                              422,913
                                                                                                           ----------
Australia (1.1%)
  Novus Petroleum Ltd. +                                                                         58,700        70,179
                                                                                                           ----------

Austria (2.8%)
  V.A. Technologie AG                                                                             1,610       186,714
                                                                                                           ----------

Brazil (4.7%)
  Panamerican Beverages, Inc. Class A                                                            11,200       306,600
                                                                                                           ----------

Chile (4.1%)
  Compania de Telecommunicacion de Chile SA ADR                                                   3,700       266,400
                                                                                                           ----------

China (1.7%)
  Guangzhou Shipyard International                                                               94,000        28,573
  Shanghai Haixing Shipping +                                                                   802,000        82,988
                                                                                                           ----------
                                                                                                              111,561
                                                                                                           ----------

Colombia (0.6%)
  Banco Industrial Colombiano ADR                                                                 3,000        40,874
                                                                                                           ----------

Hong Kong (12.1%)
  Citic Pacific Ltd.                                                                             87,800       274,261
  HSBC Holdings PLC                                                                              11,360       165,304
  Jardine Matheson Holdings Ltd. ADR                                                             39,672       241,999
  Jilin Chemical Industrial Co., Ltd. ADR +                                                       5,500       113,438
                                                                                                           ----------
                                                                                                              795,002
                                                                                                           ----------
India (4.1%)
  Hindalco Industries Ltd. GDR                                                                      900        28,800
  Reliance Industries Ltd. GDS                                                                   13,585       212,198
  The India Fund, Inc.                                                                            3,500        29,313
                                                                                                           ----------
                                                                                                              270,311
                                                                                                           ----------
Indonesia (10.4%)
  P.T. Dynaplast Ltd.                                                                            30,500        26,908
  P.T. Mulia Industrindo                                                                         47,500       140,384
  P.T. Semen Cibinong                                                                            72,500       190,284
  P.T. Semen Gresik                                                                              79,500       206,903

              See Accompanying Notes to Financial Statements.

30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                                SHARES       VALUE
                                                                                                -------    ----------

COMMON STOCK (CONT'D)
  P.T. Tri Polyta Indonesia ADR +                                                                 7,400    $  114,700
                                                                                                           ----------
                                                                                                              679,179
                                                                                                           ----------
Israel (5.6%)
  Ampal-American Israel Corp. Class A +                                                           4,200        23,625
  Clal Electronics Industries Ltd. +                                                                982       112,112
  ECI Telecommunications Limited Designs                                                         12,200       231,800
                                                                                                           ----------
                                                                                                              367,537
                                                                                                           ----------
Japan (2.3%)
  Circle K Japan Co., Ltd. +                                                                      4,000       152,627
                                                                                                           ----------

Malaysia (1.0%)
  Westmont BHD                                                                                   18,000        62,350
                                                                                                           ----------

Mexico (2.3%)
  Gruma SA +                                                                                     51,000       150,421
                                                                                                           ----------

Portugal (1.8%)
  Portugal Telecommunications SA +                                                                6,300       119,373
                                                                                                           ----------

Singapore (1.5%)
  IPC Corp., Ltd.                                                                               140,000        95,646
                                                                                                           ----------

South Korea (13.5%)
  Daewoo Electronics Co., Ltd. +                                                                 20,850       277,963
  Daewoo Electronics Co., Ltd. (New) +                                                            6,200        79,009
  Daewoo Heavy Industries                                                                         5,240        68,145
  Hana Bank                                                                                       3,800        81,851
  Hanil Bank                                                                                      8,900       115,580
  Korea Long Term Credit Bank                                                                     2,790        89,392
  Mando Machinery Corp. +                                                                         2,500       170,468
  Samsung Electronics Co., Ltd. Second Series                                                         1           248
                                                                                                           ----------
                                                                                                              882,656
                                                                                                           ----------

Taiwan (9.6%)
  China Steel Corp. +                                                                            28,000        22,101
  GP-Taiwan Index Fund +                                                                        180,000       139,500
  Taiwan Semiconductor Mfg., Co. +                                                               32,000        99,611
  Ton Yi Industrial Corp. +                                                                     154,000       204,306
  Tuntex Distinct Corp. +                                                                        20,000        12,674
  Tuntex Distinct Corp. GDS +                                                                     1,080         6,750
  Yang Ming Marine Transport Corp.                                                              129,000       141,979
                                                                                                           ----------
                                                                                                              626,921
                                                                                                           ----------

              See Accompanying Notes to Financial Statements.

                                                                              31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                                SHARES       VALUE
                                                                                                -------    ----------

COMMON STOCK (CONT'D)
Thailand (2.9%)
  Industrial Finance Corp. of Thailand                                                           57,800    $  190,056
                                                                                                           ----------

TOTAL COMMON STOCK (Cost $5,835,052)                                                                        5,797,320
                                                                                                           ----------
PREFERRED STOCK (1.5%)

South Korea
  Keyang Electronic Machinery Co. +                                                               4,200        78,500
  Samsung Electronics Co., Ltd. +                                                                   130        18,192
  Samsung Electronics Co., Ltd. New +                                                                25         3,446
                                                                                                           ----------
                                                                                                              100,138
                                                                                                           ----------

TOTAL PREFERRED STOCK (Cost $78,848)                                                                          100,138
                                                                                                           ----------

STOCK WARRANTS (0.1%)

Hong Kong
  Jardine Strategic Holdings, 05/02/98 +
    (Cost $10,610)                                                                               21,000         5,565
                                                                                                           ----------

CONVERTIBLE BONDS/NOTES (3.9%)                                                                   PAR
                                                                                               --------

Argentina (1.3%)
  Banco de Galicia & Buenos Aires SA 7.00%, 08/01/02                                           $101,000        81,305
                                                                                                           ----------

Taiwan (2.6%)
  President Enterprises 0.00%, 07/22/01                                                         140,000       172,550
                                                                                                           ----------

TOTAL CONVERTIBLE BONDS/NOTES (Cost $241,828)                                                                 253,855
                                                                                                           ----------

SHORT-TERM INVESTMENTS (5.9%)

  Repurchase agreement with State Street Bank & Trust
  dated 10/31/95 at 5.83% to be repurchased at $389,063 on 11/01/95.
  (Collateralized by $380,000 U.S. Treasury Note 7.25%,
  due 11/30/96, with a market value of $397,692.) (Cost $389,000)                               389,000       389,000
                                                                                                           ----------
TOTAL INVESTMENTS (100.0%) (Cost $6,555,338*)                                                              $6,545,878
                                                                                                           ----------
                                                                                                           ----------

                            INVESTMENT ABBREVIATIONS

                     ADR = American Depository Receipt
                     GDR = Global Depository Receipt
                     GDS = Global Depository Share

+ Non-income producing security.

* Cost for Federal income tax purposes is $6,556,878.

              See Accompanying Notes to Financial Statements.

32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                                                                                SHARES       VALUE
                                                                                               --------    ----------
COMMON STOCK (81.2%)

CAPITAL GOODS

Computers (26.7%)
  Applix, Inc. +                                                                                  2,400    $   66,600
  Atria Software, Inc. +                                                                            400        14,300
  Auspex Systems, Inc. +                                                                          1,100        15,537
  Boca Research, Inc. +                                                                           1,100        27,775
  Brock Control Systems, Inc. +                                                                   5,000        39,375
  Cheyenne Software, Inc. +                                                                       1,500        31,125
  Continuum, Inc. +                                                                                 800        31,500
  FileNet Corp. +                                                                                 1,300        58,987
  Hyperion Software Corp. +                                                                       1,300        64,025
  Logic Works, Inc. +                                                                             3,000        45,750
  Macromedia, Inc. +                                                                                500        18,500
  Manugistics Group, Inc. +                                                                       3,400        58,650
  McAfee Associates, Inc. +                                                                       1,200        69,900
  Network General Corp. +                                                                         1,300        53,950
  Parametric Technology Corp. +                                                                     500        33,437
  Softkey International, Inc. +                                                                   2,200        69,300
  Synopsys, Inc. +                                                                                  800        30,000
  System Software Associates, Inc.                                                                2,000        61,750
  Verity, Inc. +                                                                                  2,000        73,500
                                                                                                           ----------
                                                                                                              863,961
                                                                                                           ----------
Electronics (5.5%)
  Asyst Technologies, Inc. +                                                                      1,300        54,600
  Maxim Integrated Products, Inc. +                                                                 400        29,900
  Watkins Johnson Co.                                                                             1,100        52,938
  Xilinx, Inc. +                                                                                    900        41,400
                                                                                                           ----------
                                                                                                              178,838
                                                                                                           ----------
Office Equipment & Supplies (1.1%)
  Viking Office Products, Inc. +                                                                    800        35,600
                                                                                                           ----------

CONSUMER

Business Services (4.9%)
  Norrell Corp.                                                                                     600        18,525
  On Assignment, Inc. +                                                                           1,100        29,700
  PMT Services, Inc. +                                                                            1,200        32,250
  QuickResponse Services, Inc. +                                                                  1,200        30,000
  Solectron Corp. +                                                                               1,200        48,300
                                                                                                           ----------
                                                                                                              158,775
                                                                                                           ----------
Consumer Services (0.5%)
  DEVRY, Inc. +                                                                                     700        15,575
                                                                                                           ----------

              See Accompanying Notes to Financial Statements.
                                                                              33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                                SHARES       VALUE
                                                                                               --------    ----------

COMMON STOCK (CONT'D)
Healthcare (16.9%)
  American Oncology Resources, Inc. +                                                               600    $   21,000
  Arbor Health Care Co. +                                                                         2,200        37,400
  EMcare Holdings, Inc. +                                                                         2,700        62,100
  Endosonics Corp. +                                                                              2,000        31,750
  Enterprise Systems, Inc. +                                                                      3,500        81,813
  Health Care & Retirement Corp. +                                                                  200         5,875
  Health Managment System, Inc. +                                                                 1,600        51,200
  Healthsource, Inc. +                                                                            1,300        68,900
  Oxford Health Plans, Inc. +                                                                       800        62,600
  ThermoTrex Corp. +                                                                                600        21,525
  Total Renal Care Holdings, Inc. +                                                               5,000       101,875
                                                                                                           ----------
                                                                                                              546,038
                                                                                                           ----------
Leisure & Entertainment (1.1%)
  Regal Cinemas, Inc. +                                                                             900        35,325
                                                                                                           ----------

Lodging & Restaurants (0.4%)
  Doubletree Corp. +                                                                                600        13,200
                                                                                                           ----------

Pharmaceuticals (4.2%)
  Cephalon, Inc. +                                                                                  900        27,000
  DepoTech Corp. +                                                                                2,000        29,000
  Genzyme Corp. +                                                                                   800        46,600
  Genzyme Corp.--Tissue Repair Division +                                                       1,900          33,963
                                                                                                           ----------
                                                                                                              136,563
                                                                                                           ----------
Retail (4.4%)
  Borders Group, Inc. +                                                                           1,500        25,688
  Micro Warehouse, Inc. +                                                                           600        26,700
  Neostar Retail Group, Inc. +                                                                    1,900        28,975
  Office Depot, Inc. +                                                                            1,100        31,487
  PETsMART, Inc. +                                                                                  900        30,150
                                                                                                           ----------
                                                                                                              143,000
                                                                                                           ----------
ENERGY AND RELATED

Oil Services (0.9%)
  Input/Output, Inc. +                                                                              800        29,900
                                                                                                           ----------

FINANCE

Financial Services (1.1%)
  MS Financial Corp. +                                                                            1,100        12,375
  Mutual Risk Management Ltd.                                                                       300        11,063
  United Companies Financial Corp.                                                                  400        11,300
                                                                                                           ----------
                                                                                                               34,738
                                                                                                           ----------

              See Accompanying Notes to Financial Statements.

34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                                SHARES       VALUE
                                                                                               --------    ----------

COMMON STOCK (CONT'D)
MEDIA

Communications & Media (1.1%)
  America Online, Inc. +                                                                            300    $   24,000
  Central European Media Enterprises Ltd. Class A +                                                 500        11,500
                                                                                                           ----------
                                                                                                               35,500
                                                                                                           ----------
Telecommunications (12.4%)
  Ascend Communications, Inc. +                                                                     200        13,000
  Bay Networks, Inc. +                                                                              400        26,500
  Cascade Communications Corp. +                                                                    500        35,625
  Cisco Systems, Inc. +                                                                             200        15,500
  DSP Communications, Inc. +                                                                        800        29,000
  Gilat Satellite Networks Ltd. +                                                                   800        17,800
  Paging Network, Inc. +                                                                            900        20,700
  Pairgain Technologies, Inc. +                                                                   1,000        42,750
  PictureTel Corp. +                                                                                400        26,400
  QUALCOMM, Inc.                                                                                    300        11,550
  StrataCom, Inc. +                                                                               1,100        67,650
  Tellabs, Inc. +                                                                                 1,200        40,800
  US Robotics Corp. +                                                                               600        55,500
                                                                                                           ----------
                                                                                                              402,775
                                                                                                           ----------

TOTAL COMMON STOCK (Cost $2,465,347)                                                                        2,629,788
                                                                                                           ----------

                                                                                                 PAR
                                                                                               --------
SHORT-TERM INVESTMENTS (18.8%)

  Repurchase agreement with State Street Bank and Trust Co.
  dated 10/31/95 at 5.83% to be repurchased at $610,099 on 11/01/95.
  (Collateralized by $620,000 U.S. Treasury Note at 6.875%,
  due 10/31/96, with a market value of $627,750.) (Cost $610,000)                              $610,000       610,000
                                                                                                           ----------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $3,075,347*)                                                     $3,239,788
                                                                                                           ----------
                                                                                                           ----------

+ Non-income producing security.

* Also cost for Federal income tax purposes.

              See Accompanying Notes to Financial Statements.

                                                                              35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS JAPAN OTC FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------

ASSETS

     Investments at value (Cost $176,116,024)                                                        $175,220,251
     Foreign currency (Cost $22,536,885)                                                               22,505,366
     Receivable for Fund shares sold                                                                    2,928,760
     Receivable for unrealized gain on forward contracts (Note 4)                                         593,925
     Receivable for investment securities sold                                                            536,755
     Deferred organizational costs (Note 1)                                                               166,783
     Dividends and interest receivable                                                                     88,944
     Other assets                                                                                           6,051
                                                                                                     ------------
          Total assets                                                                                202,046,835
                                                                                                     ------------

LIABILITIES

     Payable for investment securities purchased                                                       22,476,211
     Payable for Fund shares redeemed                                                                     717,610
     Accrued expenses                                                                                     283,532
                                                                                                     ------------
          Total liabilities                                                                            23,477,353
                                                                                                     ------------

NET ASSETS applicable to 19,646,455 Common Shares outstanding and
  115 Advisor Shares outstanding                                                                     $178,569,482
                                                                                                     ------------
                                                                                                     ------------

NET ASSET VALUE, offering and redemption price per Common Share
($178,568,438[div]19,646,455)                                                                               $9.09
                                                                                                            -----
                                                                                                            -----

NET ASSET VALUE, offering and redemption price per Advisor Share
($1,044[div]115)                                                                                            $9.08
                                                                                                            -----
                                                                                                            -----

              See Accompanying Notes to Financial Statements.

36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------

ASSETS

     Investments at value (Cost $6,555,338)                                                            $6,545,878
     Receivable for Fund shares sold                                                                      207,547
     Deferred organizational costs (Note 1)                                                               187,395
     Foreign currency (Cost $47,256)                                                                       47,209
     Dividends and interest receivable                                                                      7,974
     Other assets                                                                                           4,047
                                                                                                       ----------
          Total assets                                                                                  7,000,050
                                                                                                       ----------

LIABILITIES

     Payable for investment securities purchased                                                          111,286
     Accrued expenses                                                                                      91,932
     Other liabilities                                                                                     15,903
                                                                                                       ----------
          Total liabilities                                                                               219,121
                                                                                                       ----------

NET ASSETS applicable to 600,795 Common Shares outstanding and
  122 Advisor Shares outstanding                                                                       $6,780,929
                                                                                                       ----------
                                                                                                       ----------

NET ASSET VALUE, offering and redemption price per Common Share
($6,779,551[div]600,795)                                                                                   $11.28
                                                                                                           ------
                                                                                                           ------

NET ASSET VALUE, offering and redemption price per Advisor Share
($1,378[div]122)                                                                                           $11.30
                                                                                                           ------
                                                                                                           ------

              See Accompanying Notes to Financial Statements.

                                                                              37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS POST-VENTURE CAPITAL FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------

ASSETS

     Investments at value (Cost $3,075,347)                                                           $ 3,239,788
     Receivable for Fund shares sold                                                                      125,583
     Cash                                                                                                 108,361
     Deferred organizational costs (Note 1)                                                               108,338
     Receivable for investment securities sold                                                             57,748
     Other receivables                                                                                      6,557
                                                                                                      -----------
          Total assets                                                                                  3,646,375
                                                                                                      -----------

LIABILITIES

     Payable for investment securities purchased                                                          484,782
     Organizational costs payable                                                                         110,270
     Accrued expenses                                                                                      25,894
                                                                                                      -----------
          Total liabilities                                                                               620,946
                                                                                                      -----------

NET ASSETS applicable to 282,937 Common Shares outstanding and
  119 Advisor Shares outstanding                                                                      $ 3,025,429
                                                                                                      -----------
                                                                                                      -----------

NET ASSET VALUE, offering and redemption price per Common Share
($3,024,158[div]282,937)                                                                                   $10.69
                                                                                                           ------
                                                                                                           ------

NET ASSET VALUE, offering and redemption price per Advisor Share
($1,271[div]119)                                                                                           $10.68
                                                                                                           ------
                                                                                                           ------

              See Accompanying Notes to Financial Statements.

38
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
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                              39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Year or Period Ended October 31, 1995
--------------------------------------------------------------------------------

                                                             Warburg Pincus      Warburg Pincus       Warburg Pincus
                                                          Capital Appreciation   Emerging Growth   International Equity
                                                                  Fund                Fund                 Fund
                                                          --------------------   ---------------   --------------------
INVESTMENT INCOME:
     Dividends                                                $  2,107,232        $     772,834        $ 40,091,101
     Interest                                                      684,526            2,112,707           7,110,116
     Foreign taxes withheld                                         (2,423)                   0          (5,031,072)
                                                              -------------       --------------       -------------
          Total investment income                                2,789,335            2,885,541          42,170,145
                                                              -------------       --------------       -------------
EXPENSES:
     Investment advisory                                         1,367,729            3,824,061          20,225,631
     Administrative services                                       390,780              849,790           3,408,846
     Audit                                                          27,208               27,469              69,286
     Custodian/Sub-custodian                                        63,554              145,277           1,753,400
     Directors/Trustees                                             10,500               10,500              11,500
     Distribution/Shareholder servicing                             45,989              531,359           1,274,343
     Insurance                                                      10,104               14,770              58,340
     Legal                                                          90,851               76,677             102,549
     Organizational                                                      0                    0                   0
     Printing                                                       27,954               41,914             172,129
     Registration                                                   62,918              159,555             428,595
     Transfer agent                                                 92,488              149,133           1,538,272
     Miscellaneous                                                  35,776               37,625             380,319
                                                              -------------       --------------       -------------
                                                                 2,225,851            5,868,130          29,423,210
     Less: fees waived and expenses reimbursed                           0                    0                   0
                                                              -------------       --------------       -------------
          Total expenses                                         2,225,851            5,868,130          29,423,210
                                                              -------------       --------------       -------------
            Net investment income (loss)                           563,484           (2,982,589)         12,746,935
                                                              -------------       --------------       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS:
     Net realized gain (loss) from security transactions        31,649,453           49,113,782         (34,444,203)
     Net realized gain (loss) from foreign currency
       related items                                                     0                    0          16,792,905
     Net change in unrealized appreciation (depreciation)
       from investments and foreign currency related items       12,386,702          84,670,426          (4,675,049)
                                                              -------------       --------------       -------------
            Net realized and unrealized gain (loss) from
               investments and foreign currency related
               items                                            44,036,155          133,784,208         (22,326,347)
                                                              -------------       --------------       -------------
            Net increase (decrease) in net assets
               resulting from operations                      $ 44,599,639        $ 130,801,619        $ (9,579,412)
                                                              -------------       --------------       -------------
                                                              -------------       --------------       -------------



40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


            Warburg Pincus    Warburg Pincus       Warburg Pincus
              Japan OTC      Emerging Markets   Post-Venture Capital
                 Fund            Fund (1)             Fund (2)
            --------------   ----------------   --------------------
              $  221,577         $ 33,788             $      0
                 412,522           22,711                2,675
                 (33,237)          (3,250)                   0
             ------------       ----------           ---------
                 600,862           53,249                2,675
             ------------       ----------           ---------
                 599,720           29,641                1,756
                 138,679            5,217                  280
                  25,700           16,000                9,000
                  60,612           45,701                5,771
                  11,290           14,625                1,250
                 119,941            5,926                  351
                   2,761              855                    0
                  96,359           54,987                5,000
                  42,449           37,432                1,932
                   2,579           14,765                1,000
                 115,649           26,664                6,000
                 100,690           28,656                2,833
                  10,620            6,070                  500
             ------------       ----------           ---------
               1,327,049          286,539               35,673
                (652,386)        (262,824)             (33,354)
             ------------       ----------           ---------
                 674,663           23,715                2,319
             ------------       ----------           ---------
                 (73,801)          29,534                  356
             ------------       ----------           ---------
              (4,629,196)         102,219              (26,884)
               7,895,010           (4,992)                   0
                (195,368)          (9,058)             164,441
             ------------       ----------           ---------
               3,070,446           88,169              137,557
             ------------       ----------           ---------
              $2,996,645         $117,703             $137,913
             ------------       ----------           ---------
             ------------       ----------           ---------

(1) For the period December 30, 1994 (Commencement of Operations) through October 31, 1995.

(2) For the period September 29, 1995 (Commencement of Operations) through October 31, 1995.

              See Accompanying Notes to Financial Statements.

                                                                              41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      Warburg Pincus                         Warburg Pincus
                                                   Capital Appreciation                      Emerging Growth
                                                           Fund                                   Fund
                                            -----------------------------------    -----------------------------------
                                              For the Year Ended October 31,         For the Year Ended October 31,
                                                 1995                1994               1995                1994
                                            ---------------    ----------------    ---------------    ----------------
FROM OPERATIONS:
    Net investment income (loss)             $     563,484       $    384,246       $  (2,982,589)      $ (1,678,646)
    Net realized gain (loss) from
      security transactions                     31,649,453         11,173,174          49,113,782         (5,721,525)
    Net realized gain (loss) from foreign
      currency related items                             0                  0                   0                  0
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items            12,386,702         (9,106,613)         84,670,426         10,930,919
                                            ---------------    ----------------    ---------------    ----------------
        Net increase (decrease) in net
          assets resulting from
          operations                            44,599,639          2,450,807         130,801,619          3,530,748
                                            ---------------    ----------------    ---------------    ----------------
FROM DISTRIBUTIONS:
    Dividends from net investment income:
        Common Shares                             (563,484)          (419,337)                  0                  0
        Advisor Shares                                   0            (27,724)                  0                  0
    Distributions in excess of net
      investment income:
        Common Shares                                    0                  0                   0                  0
    Distributions from capital gains:
        Common Shares                          (10,419,627)       (12,899,141)                  0        (10,576,150)
        Advisor Shares                            (575,892)          (852,608)                  0         (1,639,316)
                                            ---------------    ----------------    ---------------    ----------------
        Net decrease from distributions        (11,559,003)       (14,198,810)                  0        (12,215,466)
                                            ---------------    ----------------    ---------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                88,963,455         45,617,531         335,569,078        180,813,270
    Reinvested dividends                        11,246,752         13,809,167                   0         12,758,387
    Net asset value of shares redeemed         (53,459,471)       (49,851,500)       (116,280,844)       (71,767,717)
                                            ---------------    ----------------    ---------------    ----------------
        Net increase in net assets from
          capital share transactions            46,750,736          9,575,198         219,288,234        121,803,940
                                            ---------------    ----------------    ---------------    ----------------
        Net increase (decrease) in net
          assets                                79,791,372         (2,172,805)        350,089,853        113,119,222
NET ASSETS:
    Beginning of period                        167,514,493        169,687,298         304,672,758        191,553,536
                                            ---------------    ----------------    ---------------    ----------------
    End of period                            $ 247,305,865       $167,514,493       $ 654,762,611       $304,672,758
                                            ---------------    ----------------    ---------------    ----------------
                                            ---------------    ----------------    ---------------    ----------------


42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                       Warburg Pincus                   Warburg Pincus         Warburg Pincus
                                                          Japan OTC                    Emerging Markets         Post-Venture
              Warburg Pincus                                Fund                             Fund               Capital Fund
           International Equity            ---------------------------------------    -------------------    -------------------
                   Fund                                          For the Period         For the Period         For the Period
    -----------------------------------                        September 30, 1994      December 30, 1994     September 29, 1995
                                               For the          (Commencement of       (Commencement of       (Commencement of
      For the Year Ended October 31,          Year Ended       Operations) through    Operations) through    Operations) through
         1995                1994          October 31, 1995     October 31, 1994       October 31, 1995       October 31, 1995
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

    $   12,746,935      $    1,310,933       $    (73,801)         $     5,115            $    29,534            $       356

       (34,444,203)         48,091,665         (4,629,196)                   0                102,219                (26,884)

        16,792,905          (2,772,944)         7,895,010             (294,437)                (4,992)                     0

        (4,675,049)         82,484,415           (195,368)             (35,099)                (9,058)               164,441
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

        (9,579,412)        129,114,069          2,996,645             (324,421)               117,703                137,913
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------
       (11,671,023)         (1,764,380)                 0                    0                (14,321)                     0
          (629,473)           (218,961)                 0                    0                     (3)                     0

                 0            (223,659)                 0                    0                      0                      0
       (42,332,078)         (1,047,367)                 0                    0                      0                      0
        (5,756,403)           (129,979)                 0                    0                      0                      0
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------
       (60,388,977)         (3,384,346)                 0                    0                (14,324)                     0
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

     1,383,361,959       1,430,739,923        200,565,875           20,287,158              7,753,908              2,792,403
        54,872,977           2,950,772                  0                    0                 13,802                      0
      (715,598,203)       (249,050,078)       (44,871,674)            (185,101)            (1,191,160)                (4,887)
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

       722,636,733       1,184,640,617        155,694,201           20,102,057              6,576,550              2,787,516
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

       652,668,344       1,310,370,340        158,690,846           19,777,636              6,679,929              2,925,429
     1,733,275,503         422,905,163         19,878,636              101,000                101,000                100,000
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------
    $2,385,943,847      $1,733,275,503       $178,569,482          $19,878,636            $ 6,780,929            $ 3,025,429
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

              See Accompanying Notes to Financial Statements.

                                                                              43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                    For the Year Ended October 31,
                                                        ------------------------------------------------------
                                                         1995        1994        1993        1992        1991
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF YEAR                      $14.29      $15.32      $13.30      $12.16      $ 9.78
                                                        ------      ------      ------      ------      ------
     Income from Investment Operations:
     Net Investment Income                                 .04         .04         .05         .04         .15
     Net Gain on Securities (both
       realized and unrealized)                           3.08         .17        2.78        1.21        2.41
                                                        ------      ------      ------      ------      ------
          Total from Investment Operations                3.12         .21        2.83        1.25        2.56
                                                        ------      ------      ------      ------      ------
     Less Distributions:
     Dividends from Net Investment Income                 (.04)       (.05)       (.05)       (.06)       (.18)
     Distributions from Capital Gains                     (.98)      (1.19)       (.76)       (.05)        .00
                                                        ------      ------      ------      ------      ------
          Total Distributions                            (1.02)      (1.24)       (.81)       (.11)       (.18)
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, END OF YEAR                            $16.39      $14.29      $15.32      $13.30      $12.16
                                                        ------      ------      ------      ------      ------
                                                        ------      ------      ------      ------      ------

Total Return                                             24.05%       1.65%      22.19%      10.40%      26.39%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                          $235,712    $159,346    $159,251    $117,900    $115,191

Ratios to average daily net assets:
     Operating expenses                                   1.12%       1.05%       1.01%       1.06%       1.08%
     Net investment income                                 .31%        .26%        .30%        .41%       1.27%
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                .00%        .01%        .00%        .01%        .00%

Portfolio Turnover Rate                                 146.09%      51.87%      48.26%      55.83%      39.50%

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.06
Long-term capital gain                                       .96

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 100.00%.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

44
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                    For the Year Ended October 31,
                                                        ------------------------------------------------------
                                                         1995        1994        1993        1992        1991
                                                        ------      ------      ------      ------      ------

NET ASSET VALUE, BEGINNING OF YEAR                      $22.38      $23.74      $18.28      $16.97      $10.83
                                                        ------      ------      ------      ------      ------
     Income from Investment Operations:
     Net Investment Income (Loss)                         (.05)       (.06)       (.10)       (.03)        .05
     Net Gain on Securities (both
       realized and unrealized)                           7.64         .06        5.93        1.71        6.16
                                                        ------      ------      ------      ------      ------
          Total from Investment Operations                7.59         .00        5.83        1.68        6.21
                                                        ------      ------      ------      ------      ------
     Less Distributions:
     Dividends from Net Investment Income                  .00         .00         .00        (.01)       (.07)
     Distributions from Capital Gains                      .00       (1.36)       (.37)       (.36)        .00
                                                        ------      ------      ------      ------      ------
          Total Distributions                              .00       (1.36)       (.37)       (.37)       (.07)
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, END OF YEAR                            $29.97      $22.38      $23.74      $18.28      $16.97
                                                        ------      ------      ------      ------      ------
                                                        ------      ------      ------      ------      ------

Total Return                                             33.91%        .16%      32.28%       9.87%      57.57%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                          $487,537    $240,664    $165,525    $99,562     $42,061

Ratios to average daily net assets:
     Operating expenses                                   1.26%       1.22%       1.23%       1.24%       1.25%
     Net investment income (loss)                         (.58%)      (.58%)      (.60%)      (.25%)       .32%
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                .00%        .04%        .00%        .08%        .47%

Portfolio Turnover Rate                                  84.82%      60.38%      68.35%      63.35%      97.69%

                See Accompanying Notes to Financial Statements.

                                                                              45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                    For the Year Ended October 31,
                                                        ------------------------------------------------------
                                                         1995        1994        1993        1992        1991
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF YEAR                      $20.51      $17.00      $12.22      $13.66      $11.81
                                                        ------      ------      ------      ------      ------
     Income from Investment Operations:
     Net Investment Income                                 .12         .09         .09         .15         .19
     Net Gain (Loss) on Securities and
       Foreign Currency Related Items (both
       realized and unrealized)                           (.67)       3.51        4.84       (1.28)       2.03
                                                        ------      ------      ------      ------      ------
          Total from Investment Operations                (.55)       3.60        4.93       (1.13)       2.22
                                                        ------      ------      ------      ------      ------
     Less Distributions:
     Dividends from Net Investment Income                 (.13)       (.04)       (.02)       (.16)       (.33)
     Distributions in Excess of
       Net Investment Income                               .00        (.01)        .00         .00         .00
     Distributions from Capital Gains                     (.53)       (.04)       (.13)       (.15)       (.04)
                                                        ------      ------      ------      ------      ------
          Total Distributions                             (.66)       (.09)       (.15)       (.31)       (.37)
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, END OF YEAR                            $19.30      $20.51      $17.00      $12.22      $13.66
                                                        ------      ------      ------      ------      ------
                                                        ------      ------      ------      ------      ------

Total Return                                             (2.55%)     21.22%      40.68%      (8.44%)     19.42%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                          $2,068,207  $1,533,872  $378,661    $101,763    $72,553

Ratios to average daily net assets:
     Operating expenses                                   1.39%       1.44%       1.48%       1.49%       1.50%
     Net investment income                                 .69%        .19%        .38%        .88%       1.19%
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                .00%        .00%        .00%        .07%        .17%

Portfolio Turnover Rate                                  39.24%      17.02%      22.60%      53.29%      54.95%

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.46
Long-term capital gain                                       .20

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

 46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS JAPAN OTC FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                             For the Period
                                                                                           September 30, 1994
                                                                                            (Commencement of
                                                            For the Year Ended            Operations) through
                                                             October 31, 1995               October 31, 1994
                                                        ---------------------------    --------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $    9.85                      $  10.00
                                                               -----------                    ----------
     Income from Investment Operations:
     Net Investment Income                                             .00                           .00
     Net Loss on Securities and Foreign Currency
       Related Items (both realized and unrealized)                   (.76)                         (.15)
                                                               -----------                    ----------
          Total from Investment Operations                            (.76)                         (.15)
                                                               -----------                    ----------
     Less Distributions:
     Dividends from Net Investment Income                              .00                           .00
     Distributions from Capital Gains                                  .00                           .00
                                                               -----------                    ----------
          Total Distributions                                          .00                           .00
                                                               -----------                    ----------
NET ASSET VALUE, END OF PERIOD                                   $    9.09                      $   9.85
                                                               -----------                    ----------
                                                               -----------                    ----------

Total Return                                                         (7.72%)                      (15.84%)*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                 $ 178,568                      $ 19,878

Ratios to average daily net assets:
     Operating expenses                                               1.41%                         1.00%*
     Net investment income (loss)                                     (.15%)                         .49%*
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                           1.35%                         4.96%*

Portfolio Turnover Rate                                              82.98%                          .00%

* Annualized

                See Accompanying Notes to Financial Statements.

                                                                              47
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                                            For the Period
                                                                                           December 30, 1994
                                                                                           (Commencement of
                                                                                          Operations) through
                                                                                           October 31, 1995
                                                                                      ---------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                            $ 10.00
                                                                                                -------
     Income from Investment Operations:
     Net Investment Income                                                                          .08
     Net Gain on Securities and Foreign Currency Related Items (both
       realized and unrealized)                                                                    1.25
                                                                                                -------
          Total from Investment Operations                                                         1.33
                                                                                                -------
     Less Distributions:
     Dividends from Net Investment Income                                                          (.05)
     Distributions from Capital Gains                                                               .00
                                                                                                -------
          Total Distributions                                                                      (.05)
                                                                                                -------
NET ASSET VALUE, END OF PERIOD                                                                  $ 11.28
                                                                                                -------
                                                                                                -------

Total Return                                                                                      16.09%*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                                $ 6,780

Ratios to average daily net assets:
     Operating expenses                                                                            1.00%*
     Net investment income                                                                         1.25%*
     Decrease reflected in above operating expense ratio due to
      waivers/reimbursements                                                                      11.08%*

Portfolio Turnover Rate                                                                           69.12%*

* Annualized

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.05

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

48
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                                            For the Period
                                                                                          September 29, 1995
                                                                                           (Commencement of
                                                                                          Operations) through
                                                                                           October 31, 1995
                                                                                      ---------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                            $ 10.00
                                                                                                -------
     Income from Investment Operations:
     Net Investment Income                                                                          .00
     Net Gain on Securities (both realized and unrealized)                                          .69
                                                                                                -------
          Total from Investment Operations                                                          .69
                                                                                                -------
     Less Distributions:
     Dividends from Net Investment Income                                                           .00
     Distributions from Capital Gains                                                               .00
                                                                                                -------
          Total Distributions                                                                       .00
                                                                                                -------
NET ASSET VALUE, END OF PERIOD                                                                  $ 10.69
                                                                                                -------
                                                                                                -------

Total Return                                                                                       6.90%+

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                                $ 3,024

Ratios to average daily net assets:
     Operating expenses                                                                            1.65%*
     Net investment income                                                                          .25%*
     Decrease reflected in above operating expense ratio due to
      waivers/reimbursements                                                                      23.76%*

Portfolio Turnover Rate                                                                           16.90%*

* Annualized
+ Non-annualized

                See Accompanying Notes to Financial Statements.

                                                                              49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Equity Funds are comprised of Warburg Pincus Capital Appreciation Fund (the 'Capital Appreciation Fund'), Warburg Pincus International Equity Fund (the 'International Equity Fund') and Warburg Pincus Post-Venture Capital Fund (the 'Post-Venture Capital Fund') which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as diversified, open-end management investment companies, and Warburg Pincus Emerging Growth Fund (the 'Emerging Growth Fund'), Warburg Pincus Japan OTC Fund (the 'Japan OTC Fund') and Warburg Pincus Emerging Markets Fund (the 'Emerging Markets Fund', together with the Capital Appreciation Fund, the International Equity Fund, the Post-Venture Capital Fund, the Emerging Growth Fund and the Japan OTC Fund, the 'Funds') which are registered under the 1940 Act as non-diversified, open-end management investment companies.

     Investment objectives for each Fund are as follows: the Capital Appreciation Fund, the International Equity Fund and the Japan OTC Fund seek long-term capital appreciation; the Emerging Growth Fund seeks maximum capital appreciation; the Emerging Markets Fund seeks growth of capital; the Post-Venture Capital Fund seeks long-term growth of capital.

     Each Fund offers two classes of shares, one class being referred to as Common Shares and one class being referred to as Advisor Shares. Common and Advisor Shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Shares for the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by each Fund at an annual rate not to exceed .25% of the average daily net asset value of each Fund's outstanding Common Shares. Advisor Shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's outstanding Advisor Shares. The Common and the Advisor Shares are currently bearing expenses of .25% and .50% of average daily net assets, respectively.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's governing Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are

50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, transfer agent and printing) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income are declared and paid semiannually for all Funds. Distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

     Certain amounts in the Financial Highlights have been reclassified to conform with current year presentation.

     No provision is made for Federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Costs incurred by the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund in connection with their organization have been deferred and are being amortized over a period of five years from the date each Fund commenced its operations.

     Each Fund may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund acquires an underlying security subject to an obligation of the seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Fund's possession.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, Pincus Counsellors, Inc. ('Warburg'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as each Fund's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Fund's average daily net assets:

                                                                              51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

              FUND                             ANNUAL RATE
---------------------------------   ----------------------------------
Capital Appreciation                  .70% of average daily net assets
Emerging Growth                       .90% of average daily net assets
International Equity                 1.00% of average daily net assets
Japan OTC                            1.25% of average daily net assets
Emerging Markets                     1.25% of average daily net assets
Post-Venture Capital                 1.25% of average daily net assets

     For the period or year ended October 31, 1995, investment advisory fees, waivers and reimbursements were as follows:

                                                 GROSS                         NET            EXPENSE
                   FUND                       ADVISORY FEE     WAIVER      ADVISORY FEE    REIMBURSEMENTS
-------------------------------------------   ------------    ---------    ------------    --------------
Capital Appreciation                          $  1,367,729    $       0    $  1,367,729      $        0
Emerging Growth                                  3,824,061            0       3,824,061               0
International Equity                            20,225,631            0      20,225,631               0
Japan OTC                                          599,720     (599,720)              0         (25,920)
Emerging Markets                                    29,641      (29,641)              0        (230,338)
Post-Venture Capital                                 1,756       (1,756)              0         (31,458)

     SPARX Investment & Research, USA, Inc. ('SPARX USA') serves as sub-investment adviser for the Japan OTC Fund. From its investment advisory fee, Warburg pays SPARX USA a fee at an annual rate of .625% of the average daily net assets of the Japan OTC Fund. No compensation is paid by the Japan OTC Fund to SPARX USA for its sub-investment advisory services.

     Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Fund's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the period or year ended October 31, 1995, administrative services fees earned by CFSI were as follows:

                   FUND                           CO-ADMINISTRATION FEE
-------------------------------------------   ------------------------------
Capital Appreciation                                    $  195,390
Emerging Growth                                            424,895
International Equity                                     2,022,563
Japan OTC                                                   47,978
Emerging Markets                                             2,372
Post-Venture Capital                                           140

     For its administrative services, PFPC currently receives a fee calculated at an annual rate of .10% of the average daily net assets of the Capital Appreciation Fund, the Emerging Growth Fund and the Post-Venture Capital Fund. For the International Equity Fund, the Japan OTC Fund and the Emerging Markets Fund, PFPC currently receives a fee calculated at an annual rate of .12% on each Fund's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08%

52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
on the next $250 million in average daily net assets, and .05% of the average daily net assets over $750 million.

     For the period or year ended October 31, 1995, administrative service fees earned and waived by PFPC were as follows:

                                                                                            NET
                  FUND                      CO-ADMINISTRATION FEE     WAIVER       CO-ADMINISTRATION FEE
-----------------------------------------   ---------------------    --------    -------------------------
Capital Appreciation                             $   195,390         $      0           $   195,390
Emerging Growth                                      424,895                0               424,895
International Equity                               1,386,283                0             1,386,283
Japan OTC                                             90,701          (26,746)               63,955
Emerging Markets                                       2,845           (2,845)                    0
Post-Venture Capital                                     140             (140)                    0

     Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the Capital Appreciation Fund, the Emerging Growth Fund or the International Equity Fund to CSI for distribution services. For its shareholder servicing and distribution services, CSI currently receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares for the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund pursuant to a shareholder servicing and distribution plan adopted by each Fund. For the period or year ended October 31, 1995, distribution fees earned by CSI were as follows:

                   FUND                              DISTRIBUTION FEE
-------------------------------------------   ------------------------------
Japan OTC                                                $119,941
Emerging Markets                                            5,926
Post-Venture Capital                                          351

3. INVESTMENTS IN SECURITIES

     For the period or year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) were as follows:

                           FUND                                 PURCHASES          SALES
-----------------------------------------------------------   --------------    ------------
Capital Appreciation                                          $  299,741,274    $269,962,070
Emerging Growth                                                  532,722,466     336,581,792
International Equity                                           1,457,609,458     735,613,078
Japan OTC                                                        189,768,420      36,507,703
Emerging Markets                                                   7,181,659       1,297,140
Post-Venture Capital                                               2,714,501         222,270

                                                                              53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

     At October 31, 1995, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                                             NET UNREALIZED
                                         UNREALIZED        UNREALIZED         APPRECIATION
               FUND                     APPRECIATION      DEPRECIATION       (DEPRECIATION)
-----------------------------------     ------------      -------------      --------------
Capital Appreciation                    $ 45,397,319      $  (3,203,157)      $ 42,194,162
Emerging Growth                          144,909,782         (9,681,675)       135,228,107
International Equity                     260,125,513       (171,560,066)        88,565,447
Japan OTC                                  6,205,079         (7,100,852)          (895,773)
Emerging Markets                             341,944           (352,944)           (11,000)
Post-Venture Capital                         233,929            (69,488)           164,441

4. FORWARD FOREIGN CURRENCY CONTRACTS

     The International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

At October 31, 1995, the International Equity Fund and the Japan OTC Fund had the following open forward foreign currency contracts:

                                         INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------
                                         FOREIGN                                              UNREALIZED
 FORWARD CURRENCY      EXPIRATION        CURRENCY          CONTRACT         CONTRACT       FOREIGN EXCHANGE
     CONTRACT             DATE          TO BE SOLD          AMOUNT           VALUE           GAIN (LOSS)
-------------------    -----------    --------------     ------------     ------------     ----------------

French Francs           11/15/95         260,000,000     $ 52,170,074     $ 53,253,590       $ (1,083,516)
French Francs           11/16/95         122,216,250       25,050,833       25,032,515             18,318
German Marks            11/16/95         110,000,000       78,272,317       78,263,963              8,354
German Marks            05/17/96          78,928,380       55,400,000       56,652,584         (1,252,584)
Japanese Yen            03/21/96       5,547,240,000       57,000,000       55,475,507          1,524,493
Japanese Yen            03/21/96       4,764,377,500       47,298,496       47,646,443           (347,947)
Japanese Yen            03/21/96       4,764,377,500       47,276,203       47,646,443           (370,240)
Japanese Yen            03/21/96       1,385,445,000       13,761,286       13,855,226            (93,940)
Japanese Yen            05/13/96       8,731,990,000      109,000,000       88,008,212         20,991,788
Japanese Yen            05/16/96       9,247,700,000      110,000,000       93,246,752         16,753,248
Japanese Yen            05/16/96       4,586,012,000       55,400,000       46,241,847          9,158,153
Japanese Yen            09/18/96       4,660,000,000       50,000,000       47,860,895          2,139,105
                                                         ------------     ------------     ----------------
                                                         $700,629,209     $653,183,977       $ 47,445,232
                                                         ------------     ------------     ----------------
                                                         ------------     ------------     ----------------


                                         FOREIGN
                                         CURRENCY                                             UNREALIZED
 FORWARD CURRENCY      EXPIRATION         TO BE            CONTRACT         CONTRACT       FOREIGN EXCHANGE
     CONTRACT             DATE          PURCHASED           AMOUNT           VALUE           GAIN (LOSS)
-------------------    -----------    --------------     ------------     ------------     ----------------

German Marks            11/16/95          34,500,000     $ 25,050,828     $ 24,546,425       $   (504,403)
                                                         ------------     ------------     ----------------
                                                         ------------     ------------     ----------------

                                              JAPAN OTC FUND
-----------------------------------------------------------------------------------------------------------
                                         FOREIGN                                              UNREALIZED
 FORWARD CURRENCY      EXPIRATION        CURRENCY          CONTRACT         CONTRACT       FOREIGN EXCHANGE
     CONTRACT             DATE          TO BE SOLD          AMOUNT           VALUE           GAIN (LOSS)
-------------------    -----------    --------------     ------------     ------------     ----------------

Japanese Yen            11/30/95      12,567,400,000     $124,000,000     $123,536,813       $    463,187
Japanese Yen            11/30/95       2,027,000,000       20,000,000       19,925,293             74,707
Japanese Yen            11/30/95       1,520,250,000       15,000,000       14,943,969             56,031
                                                         ------------     ------------     ----------------
                                                         $159,000,000     $158,406,075       $    593,925
                                                         ------------     ------------     ----------------
                                                         ------------     ------------     ----------------

                                                                              55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

5. EQUITY SWAP TRANSACTIONS

     The International Equity Fund (the 'Fund') entered into a Taiwanese equity swap agreement (which represents approximately .005% of the Fund's net assets at October 31, 1995) dated August 11, 1995, where the Fund receives a quarterly payment, representing the total return (defined as market appreciation and dividend income) on a basket of three Taiwanese common stocks ('Common Stocks'). In return, the Fund pays quarterly the Libor rate (London Interbank Offered
Rate), plus 1.25% per annum (7.125% on October 31, 1995) on the initial stock purchase amount ('Notional amount') of $12,000,000. The Notional amount is marked to market on each quarterly reset date. In the event that the Common Stocks decline in value, the Fund will be required to pay quarterly, the amount of any depreciation in value from the notional amount. The equity swap agreement will terminate on August 11, 1996.

     During the term of the equity swap transaction, changes in the value of the Common Stocks as compared to the Notional amount is recognized as unrealized gain or loss. Dividend income for the Common Stocks are recorded on the ex-dividend date. Interest expense is accrued daily. At October 31, 1995, the Fund has recorded an unrealized gain of $502,018 and interest payable of $192,375 on the equity swap transaction.

56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

     The Capital Appreciation Fund is authorized to issue three billion of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Series 2 Shares (the Advisor Shares). The Emerging Growth Fund, the International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of each Fund are designated as Series 2 Shares (the Advisor Shares).

     Transactions in shares of each Fund were as follows:

                                       CAPITAL APPRECIATION FUND
                             Common Shares                   Advisor Shares
                     -----------------------------     ---------------------------
                                    For the Year Ended October 31,
                     -------------------------------------------------------------
                         1995             1994            1995            1994
                     ------------     ------------     -----------     -----------

Shares sold             6,020,619        2,958,494         201,782         290,193
Shares issued to
  shareholders on
  reinvestment of
  dividends               850,478          920,210          46,554          61,526
Shares redeemed        (3,638,974)      (3,126,497)       (110,027)       (460,020)
                     ------------     ------------     -----------     -----------
Net increase
  (decrease) in
  shares outstanding    3,232,123          752,207         138,309        (108,301)
                     ------------     ------------     -----------     -----------
                     ------------     ------------     -----------     -----------
Proceeds from sale
  of shares          $ 85,992,655     $ 41,570,590     $ 2,970,800     $ 4,046,941
Reinvested dividends   10,670,876       12,945,690         575,876         863,477
Net asset value of
  shares redeemed     (51,907,650)     (43,449,501)     (1,551,821)     (6,401,999)
                     ------------     ------------     -----------     -----------
Net increase
  (decrease) from
  capital share
  transactions       $ 44,755,881     $ 11,066,779     $ 1,994,855     $(1,491,581)
                     ------------     ------------     -----------     -----------
                     ------------     ------------     -----------     -----------

                                            EMERGING GROWTH FUND
                               Common Shares                    Advisor Shares
                       -----------------------------     ----------------------------
                                       For the Year Ended October 31,
                       --------------------------------------------------------------
                           1995             1994            1995             1994
                       ------------     ------------     -----------     ------------
Shares sold               9,808,362        6,133,751       3,172,686        2,233,737
Shares issued to
  shareholders on
  reinvestment of
  dividends                       0          506,720               0           80,473
Shares redeemed          (4,294,179)      (2,859,413)       (383,922)        (517,898)
                       ------------     ------------     -----------     ------------
Net increase
  (decrease) in
  shares outstanding      5,514,183        3,781,058       2,788,764        1,796,312
                       ------------     ------------     -----------     ------------
                       ------------     ------------     -----------     ------------
Proceeds from sale
  of shares            $256,886,928     $132,922,995     $78,682,150     $ 47,890,275
Reinvested dividends              0       11,015,146               0        1,743,241
Net asset value of
  shares redeemed      (106,777,032)     (61,126,667)     (9,503,812)     (10,641,050)
                       ------------     ------------     -----------     ------------
Net increase
  (decrease) from
  capital share
  transactions         $150,109,896     $ 82,811,474     $69,178,338     $ 38,992,466
                       ------------     ------------     -----------     ------------
                       ------------     ------------     -----------     ------------

                                                                              57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (CONT'D)

                                                                                                     EMERGING MARKETS FUND
                                               INTERNATIONAL EQUITY FUND                        Common Shares    Advisor Shares
                                     Common Shares                     Advisor Shares           -------------    --------------
                            --------------------------------    ----------------------------            For the Period
                                             For the Year Ended October 31,                            December 30, 1994
                            ----------------------------------------------------------------     (Commencement of Operations)
                                 1995              1994             1995            1994           through October 31, 1995
                            --------------    --------------    ------------    ------------    -------------------------------

Shares sold                     68,096,606        64,218,907       7,225,150       7,956,088         694,008            22
Shares issued to
  shareholders on
  reinvestment of
  dividends                      2,623,005           147,031         346,377           6,879           1,267             0
Shares redeemed                (38,317,625)      (11,861,720)       (770,753)       (795,406)       (104,480)            0
                            --------------    --------------    ------------    ------------    -------------        -----
Net increase (decrease)
  in shares outstanding         32,401,986        52,504,218       6,800,774       7,167,561         590,795            22
                            --------------    --------------    ------------    ------------    -------------        -----
                            --------------    --------------    ------------    ------------    -------------        -----
Proceeds from sale of
  shares                    $1,251,776,887    $1,275,306,263    $131,585,072    $155,433,660     $ 7,753,651          $257
Reinvested dividends            48,487,109         2,820,903       6,385,868         129,869          13,802             0
Net asset value of shares
  redeemed                    (701,310,424)     (233,614,600)    (14,287,779)    (15,435,478)     (1,191,160)            0
                            --------------    --------------    ------------    ------------    -------------        -----
Net increase (decrease)
  from capital share
  transactions              $  598,953,572    $1,044,512,566    $123,683,161    $140,128,051     $ 6,576,293          $257
                            --------------    --------------    ------------    ------------    -------------        -----
                            --------------    --------------    ------------    ------------    -------------        -----

7. NET ASSETS

     Net Assets at October 31, 1995, consisted of the following:

                                                                          CAPITAL           EMERGING
                                                                     APPRECIATION FUND    GROWTH FUND
                                                                     -----------------    ------------

Capital contributed, net                                               $ 173,327,827      $479,035,241
Accumulated net investment income (loss)                                           0                0
Accumulated net realized gain (loss) from security transactions           31,648,355       40,302,640
Net unrealized appreciation (depreciation) from investments and
  foreign currency related items                                          42,329,683      135,424,730
                                                                     -----------------    ------------
Net assets                                                             $ 247,305,865      $654,762,611
                                                                     -----------------    ------------
                                                                     -----------------    ------------


58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                            JAPAN OTC FUND
                        Common Shares                            Advisor Shares
            -------------------------------------     -------------------------------------
                                 For the Period                            For the Period          POST-VENTURE CAPITAL FUND
                                  September 30,                             September 30,       Common Shares     Advisor Shares
                                       1994                                      1994           -------------     --------------
                                  (Commencement                             (Commencement                For the Period
                For the           of Operations)          For the           of Operations)             September 29, 1995
               Year Ended            through             Year Ended            through            (Commencement of Operations)
            October 31, 1995     October 31, 1994     October 31, 1995     October 31, 1994         through October 31, 1995
            ----------------     ----------------     ----------------     ----------------     --------------------------------
                22,809,795            2,025,697               0                    15                273,510             19
                         0                    0               0                     0                      0              0
                (5,180,432)             (18,605)              0                     0                   (473)             0
            ----------------     ----------------            --                 -----           -------------         -----
                17,629,363            2,007,092               0                    15                273,037             19
            ----------------     ----------------            --                 -----           -------------         -----
            ----------------     ----------------            --                 -----           -------------         -----
              $200,565,875         $ 20,287,008              $0                  $150            $ 2,792,203           $200
                         0                    0               0                     0                      0              0
               (44,871,674)            (185,101)              0                     0                 (4,887)             0
            ----------------     ----------------            --                 -----           -------------         -----
              $155,694,201         $ 20,101,907              $0                  $150            $ 2,787,316           $200
            ----------------     ----------------            --                 -----           -------------         -----
            ----------------     ----------------            --                 -----           -------------         -----



         INTERNATIONAL        EMERGING                          POST-VENTURE
          EQUITY FUND       MARKETS FUND     JAPAN OTC FUND     CAPITAL FUND
         --------------     ------------     --------------     ------------

         $2,271,007,433      $6,677,550       $175,619,527       $2,887,516
             19,124,669          10,218          7,821,209              356
            (40,671,086)        102,219         (4,640,787)         (26,884)
            136,482,831          (9,058)          (230,467)         164,441
         --------------     ------------     --------------     ------------
         $2,385,943,847      $6,780,929       $178,569,482       $3,025,429
         --------------     ------------     --------------     ------------
         --------------     ------------     --------------     ------------

                                                                              59
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

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

8. CAPITAL LOSS CARRYOVER

     At October 31, 1995, the International Equity Fund, the Japan OTC Fund and the Post-Venture Capital Fund had capital loss carryovers of $40,671,086, $4,629,196 and $26,884, respectively, expiring in 2003 to offset possible future capital gains of each Fund.

9. OTHER FINANCIAL HIGHLIGHTS

     Each Fund currently offers one other class of shares, Advisor Shares, representing equal prorata interests in each of the respective Warburg Pincus Equity Funds. The financial highlights for an Advisor Share of each Fund are as follows:

                                                                              Capital Appreciation Fund
                                                           ----------------------------------------------------------------
                                                                                    Advisor Shares
                                                           ----------------------------------------------------------------
                                                                                                            April 4, 1991
                                                                 For the Year Ended October 31,           (Initial Issuance)
                                                           ------------------------------------------          through
                                                            1995        1994        1993        1992       October 31, 1991
                                                           ------      ------      ------      ------      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $14.22      $15.28      $13.28      $12.16           $12.04
                                                           ------      ------      ------      ------          -------
     Income from Investment Operations:
     Net Investment Income (Loss)                             .00        (.08)        .00        (.01)             .05
     Net Gain on Securities (both realized and
       unrealized)                                           3.02         .23        2.76        1.20              .13
                                                           ------      ------      ------      ------          -------
          Total from Investment Operations                   3.02         .15        2.76        1.19              .18
                                                           ------      ------      ------      ------          -------
     Less Distributions:
     Dividends from Net Investment Income                     .00        (.02)        .00        (.02)            (.06)
     Distributions from Capital Gains                        (.98)      (1.19)       (.76)       (.05)             .00
                                                           ------      ------      ------      ------          -------
          Total Distributions                                (.98)      (1.21)       (.76)       (.07)            (.06)
                                                           ------      ------      ------      ------          -------
NET ASSET VALUE, END OF PERIOD                             $16.26      $14.22      $15.28      $13.28           $12.16
                                                           ------      ------      ------      ------          -------
                                                           ------      ------      ------      ------          -------

Total Return                                                23.41%       1.23%      21.64%       9.83%            2.66%*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                           $11,594     $8,169      $10,437     $1,655             $443

Ratios to average daily net assets:
     Operating expenses                                      1.62%       1.55%       1.51%       1.56%            1.63%*
     Net investment income (loss)                            (.18%)      (.24%)      (.25%)      (.11%)            .25%*
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                   .00%        .01%        .00%        .01%             .01%*

Portfolio Turnover Rate                                    146.09%      51.87%      48.26%      55.83%           39.50%

* Annualized

60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.02
Long-term capital gain                                       .96

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 100.00%.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              61
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

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                              Emerging Growth Fund
                                                            --------------------------------------------------------
                                                                                 Advisor Shares
                                                            --------------------------------------------------------
                                                                                                     April 4, 1991
                                                               For the Year Ended October 31,      (Initial Issuance)
                                                            ------------------------------------        through
                                                             1995      1994      1993      1992     October 31, 1991
                                                            ------    ------    ------    ------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $22.05    $23.51    $18.19    $16.99         $15.18
                                                            ------    ------    ------    ------        -------
     Income from Investment Operations:
     Net Investment Loss                                      (.09)     (.08)     (.08)     (.06)           .00
     Net Gain (Loss) on Securities (both
       realized and unrealized)                               7.42      (.02)     5.77      1.62           1.82
                                                            ------    ------    ------    ------        -------
          Total from Investment Operations                    7.33      (.10)     5.69      1.56           1.82
                                                            ------    ------    ------    ------        -------
     Less Distributions:
     Dividends from Net Investment Income                      .00       .00       .00       .00           (.01)
     Distributions from Capital Gains                          .00     (1.36)     (.37)     (.36)           .00
                                                            ------    ------    ------    ------        -------
          Total Distributions                                  .00     (1.36)     (.37)     (.36)          (.01)
                                                            ------    ------    ------    ------        -------
NET ASSET VALUE, END OF PERIOD                              $29.38    $22.05    $23.51    $18.19         $16.99
                                                            ------    ------    ------    ------        -------
                                                            ------    ------    ------    ------        -------

Total Return                                                 33.24%     (.29%)   31.67%     9.02%         23.43%*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                            $167,225  $64,009   $26,029   $5,398           $275

Ratios to average daily net assets:
     Operating expenses                                       1.76%     1.72%     1.73%     1.74%          1.74%*
     Net investment loss                                     (1.08%)   (1.08%)   (1.09%)    (.87%)         (.49%)*
     Decrease reflected in above operating expense ratios
       due to waivers/reimbursements                           .00%      .04%      .00%      .06%           .42%*

Portfolio Turnover Rate                                      84.82%    60.38%    68.35%    63.38%         97.69%

* Annualized

62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                     International Equity Fund
                                                                      --------------------------------------------------------
                                                                                           Advisor Shares
                                                                      --------------------------------------------------------
                                                                                                               April 4, 1991
                                                                         For the Year Ended October 31,      (Initial Issuance)
                                                                      ------------------------------------        through
                                                                       1995      1994      1993      1992     October 31, 1991
                                                                      ------    ------    ------    ------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $20.38    $16.91    $12.20    $13.66         $13.14
                                                                      ------    ------    ------    ------        -------
     Income from Investment Operations:
     Net Investment Income (Loss)                                        .03       .16      (.01)      .13            .00
     Net Gain (Loss) on Securities and
       Foreign Currency Related Items
       (both realized and unrealized)                                   (.67)     3.35      4.86     (1.32)           .58
                                                                      ------    ------    ------    ------        -------
          Total from Investment Operations                              (.64)     3.51      4.85     (1.19)           .58
                                                                      ------    ------    ------    ------        -------
     Less Distributions:
     Dividends from Net Investment Income                               (.05)      .00      (.01)     (.12)          (.06)
     Distributions from Capital Gains                                   (.53)     (.04)     (.13)     (.15)           .00
                                                                      ------    ------    ------    ------        -------
          Total Distributions                                           (.58)     (.04)     (.14)     (.27)          (.06)
                                                                      ------    ------    ------    ------        -------
NET ASSET VALUE, END OF PERIOD                                        $19.16    $20.38    $16.91    $12.20         $13.66
                                                                      ------    ------    ------    ------        -------
                                                                      ------    ------    ------    ------        -------

Total Return                                                           (3.04%)   20.77%    40.06%    (8.86%)         7.85%*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                      $317,736  $199,404  $44,244   $1,472           $153

Ratios to average daily net assets:
     Operating expenses                                                 1.89%     1.94%     2.00%     2.00%          2.23%*
     Net investment income (loss)                                        .20%     (.29%)    (.36%)     .54%           .30%*
     Decrease reflected in above operating expense ratios due to
       waivers/reimbursements                                            .00%      .00%      .00%      .07%           .17%*

Portfolio Turnover Rate                                                39.24%    17.02%    22.60%    53.29%         54.95%

* Annualized

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.38
Long-term capital gain                                       .20

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                         Japan OTC Fund
                                                                            ----------------------------------------
                                                                                         Advisor Shares
                                                                            ----------------------------------------
                                                                                                   For the Period
                                                                                                 September 30, 1994
                                                                                For the           (Commencement of
                                                                               Year Ended        Operations) through
                                                                            October 31, 1995      October 31, 1994
                                                                            ----------------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $9.85                 $10.00
                                                                                 ------                -------
     Income from Investment Operations:
     Net Investment Income (Loss)                                                  (.02)                   .00
     Net Loss on Securities and Foreign Currency Related Items (both
       realized and unrealized)                                                    (.75)                  (.15)
                                                                                 ------                -------
          Total from Investment Operations                                         (.77)                  (.15)
                                                                                 ------                -------
     Less Distributions:
     Dividends from Net Investment Income                                           .00                    .00
     Distributions from Capital Gains                                               .00                    .00
                                                                                 ------                -------
          Total Distributions                                                       .00                    .00
                                                                                 ------                -------
NET ASSET VALUE, END OF PERIOD                                                   $ 9.08                $  9.85
                                                                                 ------                -------
                                                                                 ------                -------

Total Return                                                                      (7.82%)               (15.84%)*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                     $1                     $1

Ratios to average daily net assets:
     Operating expenses                                                            1.31%                  1.18%*
     Net investment income (loss)                                                  (.19%)                  .12%*
     Decrease reflected in above operating expense ratios due to
       waivers/reimbursements                                                      1.83%                  4.74%*

Portfolio Turnover Rate                                                           82.98%                   .00%

* Annualized

64
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

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                                        Emerging Markets Fund
                                                                                                        ---------------------
                                                                                                           Advisor Shares
                                                                                                        ---------------------
                                                                                                          December 30, 1994
                                                                                                          (Commencement of
                                                                                                         Operations) through
                                                                                                          October 31, 1995
                                                                                                        ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                           $ 10.00
                                                                                                               -------
     Income from Investment Operations:
     Net Investment Income                                                                                         .14
     Net Gain on Securities and Foreign Currency Related Items (both realized and unrealized)                     1.19
                                                                                                               -------
          Total from Investment Operations                                                                        1.33
                                                                                                               -------
     Less Distributions:
     Dividends from Net Investment Income                                                                         (.03)
     Distributions from Capital Gains                                                                              .00
                                                                                                               -------
          Total Distributions                                                                                     (.03)
                                                                                                               -------
NET ASSET VALUE, END OF PERIOD                                                                                 $ 11.30
                                                                                                               -------
                                                                                                               -------

Total Return                                                                                                     16.05%*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                                                    $1

Ratios to average daily net assets:
     Operating expenses                                                                                           1.22%*
     Net investment income                                                                                        1.76%*
     Decrease reflected in above operating expense ratio due to
       waivers/reimbursements                                                                                    16.36%*

Portfolio Turnover Rate                                                                                          69.12%*

* Annualized

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.03

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              65
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

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                          Post-Venture Capital Fund
                                                                                          -------------------------
                                                                                               Advisor Shares
                                                                                          -------------------------
                                                                                               For the Period
                                                                                             September 29, 1995
                                                                                              (Commencement of
                                                                                             Operations) through
                                                                                              October 31, 1995
                                                                                          -------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $ 10.00
                                                                                                   -------
     Income from Investment Operations:
     Net Investment Income                                                                             .00
     Net Gain on Securities                                                                            .68
                                                                                                   -------
          Total from Investment Operations                                                             .68
                                                                                                   -------
     Less Distributions:
     Dividends from Net Investment Income                                                              .00
     Distributions from Capital Gains                                                                  .00
                                                                                                   -------
          Total Distributions                                                                          .00
                                                                                                   -------
NET ASSET VALUE, END OF PERIOD                                                                     $ 10.68
                                                                                                   -------
                                                                                                   -------

Total Return                                                                                          6.80%+

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                                        $1

Ratios to average daily net assets:
     Operating expenses                                                                               2.15%*
     Net investment income                                                                             .09%*
     Decrease reflected in above operating expense ratio due to
       waivers/reimbursements                                                                         9.25%*

Portfolio Turnover Rate                                                                              16.90%*

* Annualized

+ Non annualized

66
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

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Boards of Directors, Trustees and Shareholders of
  Warburg Pincus Equity Funds:

We have audited the accompanying statements of net assets of the Warburg Pincus Capital Appreciation Fund, Warburg Pincus Emerging Growth Fund and Warburg Pincus International Equity Fund and the accompanying statements of assets and liabilities including the schedules of investments of Warburg Pincus Japan OTC Fund, Warburg Pincus Emerging Markets Fund and Warburg Pincus Post-Venture Capital Fund (all Funds collectively referred to as the 'Warburg Pincus Equity Funds') as of October 31, 1995, and the related statements of operations for the year (or period) then ended, and the statements of changes in net assets for each of the two years (or period) and the financial highlights for each of the three years (or period) in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Warburg Pincus Equity Funds for each of the two years in the period ended October 31, 1992, were audited by other auditors, whose report dated December 15, 1992, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Warburg Pincus Equity Funds as of October 31, 1995, and the results of their operations for the year (or period) then ended, and the changes in their net assets for each of the two years (or period) and the financial highlights for each of the three years (or period) in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

2400 Eleven Penn Center
Philadelphia, PA
December 14, 1995
                                                                              67
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INVESTMENT ADVISER                           TRANSFER AGENT


Warburg, Pincus Counsellors, Inc.            State Street Bank and Trust Company
466 Lexington Avenue                         225 Franklin Street
New York, New York 10017-3147                Boston, Massachusetts 02110



DISTRIBUTOR

Counsellors Securities Inc.
466 Lexington Avenue
New York, New York 10017-3147


--------------------------------------------------------------------------------

WARBURG PINCUS FUNDS
P.O. BOX 9030
BOSTON, MASSACHUSETTS 02205-9030

SHAREHOLDER SERVICES
1-800-888-6878

PROSPECTUSES
1-800-257-5614

                                     [LOGO]

                                  ANNUAL REPORT

                                OCTOBER 31, 1995

                           [ ] WARBURG PINCUS
                               CAPITAL APPRECIATION FUND

                           [ ] WARBURG PINCUS
                               EMERGING GROWTH FUND

                           [ ] WARBURG PINCUS
                               INTERNATIONAL EQUITY FUND

                           [ ] WARBURG PINCUS
                               JAPAN OTC FUND

                           [ ] WARBURG PINCUS
                               EMERGING MARKETS FUND

                           [ ] WARBURG PINCUS
                               POST-VENTURE CAPITAL FUND

                                                                WPEQF-2-1095


         STATEMENT OF DIFFERENCES


The division sign shall be expressed as [div]